UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ISTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ISTA PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 7, 2009

TO OUR STOCKHOLDERS:

You are cordially invited to the Annual Meeting of Stockholders of ISTA PHARMACEUTICALS, INC., a Delaware corporation. The meeting will be held on Monday, December 7, 2009 at 11:30 a.m., local time, at our corporate offices located at 15295 Alton Parkway, Irvine, California 92618 for the following purposes (as more fully described in the proxy statement accompanying this Notice):

1.	To elect two Class III directors to serve for a term of three years expiring upon the 2012 Annual Meeting of Stockholders or until his successor is elected;

2.	To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.	To approve amendments to our 2004 Performance Incentive Plan which (i) increases the number of shares of common stock reserved for issuance under the plan by an additional 6,000,000 shares, (ii) changes the number of shares under the plan that may be granted as incentive stock options to 5,250,000 and (iii) changes the number of shares under the plan that may be granted as restricted stock to 750,000;

4.	To approve our 2009 Employee Stock Purchase Plan; and

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the proxy statement accompanying this notice.

Only our stockholders of record at the close of business on October 23, 2009 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, there are three ways to vote your shares by proxy: call the toll-free number listed on the accompanying proxy; visit the Internet site address listed on the accompanying proxy; or complete, sign and date the proxy and return it in the envelope provided. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

FOR THE BOARD OF DIRECTORS

/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
Chief Executive Officer, President and Director

Irvine, California

October 30, 2009

ISTA PHARMACEUTICALS, INC.

PROXY STATEMENT FOR THE 2009

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 7, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of ISTA Pharmaceuticals, Inc., for use at the Annual Meeting of Stockholders to be held Monday, December 7, 2009 at 11:30 a.m., local time, or at any postponement or adjournment thereof, or the Annual Meeting, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate offices located at 15295 Alton Parkway, Irvine, California 92618. The telephone number at this location is (949) 788-6000.

These proxy solicitation materials and our annual report for the year ended December 31, 2008, including financial statements, were first mailed on or about November 3, 2009 to all stockholders entitled to vote at the meeting.

Record Date and Shares Outstanding as of the Record Date

Holders of shares of our common stock of record at the close of business on October 23, 2009, or the Record Date, are entitled to notice of and to vote at the Annual Meeting. The shares of our common stock are our only class of voting securities. As of the Record Date, approximately 33,280,401 shares of our common stock were issued and outstanding and held of record by approximately 146 stockholders.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

Stockholders may vote by proxy or in person at the meeting. To vote by proxy, stockholders may: call the toll-free number listed on the accompanying proxy; visit the Internet site address listed on the accompanying proxy; or complete, sign and date the proxy and return it in the envelope provided. The Internet and telephone voting facilities will close at 1:00 a.m., Central Time, on December 7, 2009. Stockholders who vote by Internet or telephone need not return a proxy card by mail. If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, or a Nominee, then your Nominee, as the record owner of the shares, must vote those shares in accordance with your instructions. Please refer to the instruction card they provide for voting your shares.

The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

Quorum

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock issued and outstanding on the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.

Abstentions

When an eligible voter attends the meeting but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxy cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•

abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

•

abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non-Votes

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) the broker lacks discretionary authority to vote the shares. We will treat broker non-votes as follows:

•

broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal; and

•

broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal.

Vote Required

Directors are elected by a plurality of votes cast, so the two nominees who receive the most votes will be elected. Abstentions will not be taken into account in determining the election of directors and broker non-votes will not result because the election of directors is a discretionary matter.

All other proposals will require an affirmative vote of a majority of shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against these proposals. Because the ratification of the independent registered public accounting firm, the approval of the amendments to our 2004 Performance Incentive Plan and the approval of our 2009 Employee Stock Purchase Plan are discretionary matters, broker non-votes will not result for these items.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class III directors, for the ratification of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009, for the approval of the amendments of our 2004 Performance Incentive Plan, for the approval of our 2009 Employee Stock Purchase Plan, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Revocability of Proxies

Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to Secretary, ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618 in writing prior to or at the meeting or by attending the meeting and voting in person.

Other Business; Stockholder Proposals

We do not intend to present any other business for action at the Annual Meeting and do not know of any other business to be presented by others.

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. Thus, proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received at our executive offices on or before July 6, 2010 in order to be considered for inclusion in our proxy statement and proxy card for the 2010 annual meeting.

Our Amended and Restated Bylaws contain additional requirements that must be satisfied for any stockholder proposal made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing stockholder only to present such proposals or nominations before the meeting, not to have the proposals or nominations included in our proxy statement or proxy card. Such proposals or nominations may not be brought before an annual meeting by a stockholder unless the stockholder has given timely written notice in proper form of such proposal or nomination to our Secretary. Such proposals or nominations may be made only by persons who are stockholders of record on the date on which such notice is given and on the record date for determination of shareholders entitled to vote at that meeting. Stockholder notices of any proposals or nominations intended to be considered at the 2010 annual meeting will be timely under our Bylaws only if received at our executive offices no later than July 6, 2010. However, if the 2010 Annual Meeting is called for a date that is not within thirty days before or after December 3, 2010, any such notice will be timely only if it is received a reasonable time before solicitation is made.

To be in proper form, a stockholder’s notice to the Secretary shall set forth:

(a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

(b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

(e) if applicable, the consent of each nominee to serve as director of the Company if so elected.

We did not receive any notices from our stockholders for matters to be considered at the Annual Meeting. Any notice concerning proposals or nominations sought to be considered at the 2010 annual meeting should be addressed to our Secretary at 15295 Alton Parkway, Irvine, California 92618. The full text of the provisions of our Amended and Restated Bylaws referred to above may be obtained by contacting our Secretary at the foregoing address, by telephone at (949) 788-6000, on our Internet website at www.istavision.com, or on our EDGAR page accessible through the SEC’s web site at www.sec.gov.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

Stockholders Sharing the Same Last Name and Address

In accordance with notices we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Secretary, ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of October 23, 2009 by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of the named executive officers named in the Summary Compensation Table, and (iv) all of our directors and named executive officers as a group.

Name And Address of Beneficial Owner(1)	Amount And Nature of Beneficial Ownership(2)	Approximate Percent Owned(2)
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Vicente Anido, Jr., Ph.D.(3)	1,565,271	4.54%
Marvin J. Garrett(4)	311,992	*
Timothy McNamara(5)	142,285	*
Peter Barton Hutt(6)	116,882	*
Kathleen D. LaPorte(7)	118,008	*
Benjamin F. McGraw III, Pharm.D.(8)	124,715	*
Dean J. Mitchell(9)	91,632	*
Thomas A. Mitro(10)	398,669	1.19%
Andrew J. Perlman(11)	47,132	*
Wayne I. Roe(12)	119,008	*
Lauren P. Silvernail(13)	362,188	1.08%
Richard C. Williams(14)	227,982	*
All executive officers and directors as a group (14 persons)(15)	4,122,104	11.27%
5% STOCKHOLDERS
Investor AB(16)	2,658,392	7.99%
Credit Suisse(17)	8,553,237	24.65%
James E. Flynn and Deerfield Investment Entities(18)	3,321,382	9.98%
Antecip Capital LLC(19)	2,658,392	7.99%
Versant Capital Management LLC
Herriot Tabuteau
Visium Asset Management, LLC(20)	2,522,239	7.58%
Jacob Gottlieb
Morgan Stanley(21)	1,682,968	5.06%

*	Less than 1%
(1)	Unless otherwise indicated, the business address of each stockholder is c/o ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618.
(2)	This table is based upon information supplied by officers and directors, and with respect to principal stockholders, Schedules 13D and 13G, as well as Forms 4, filed with the SEC. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 33,280,401 shares of common stock outstanding as of October 23, 2009. Shares of common stock subject to options and warrants currently exercisable, or exercisable within 60 days of October 23, 2009, are deemed outstanding for computing the ownership percentage of the person holding such options or warrants, but are not deemed outstanding for computing the ownership percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.
(3)	Includes 1,179,236 shares subject to options exercisable within 60 days after October 23, 2009.
(4)	Includes 282,729 shares subject to options exercisable within 60 days after October 23, 2009.
(5)	Includes 118,210 shares subject to options exercisable within 60 days after October 23, 2009.

(6)	Includes 111,950 shares subject to options exercisable within 60 days after October 23, 2009.
(7)	Includes 111,950 shares subject to options exercisable within 60 days after October 23, 2009.
(8)	Includes 118,283 shares subject to options exercisable within 60 days after October 23, 2009.
(9)	Includes 86,700 shares subject to options exercisable within 60 days after October 23, 2009.
(10)	Includes 328,519 shares subject to options exercisable within 60 days after October 23, 2009.
(11)	Includes 42,200 shares subject to options exercisable within 60 days after October 23, 2009.
(12)	Includes 80,450 shares subject to options exercisable within 60 days after October 23, 2009.
(13)	Includes 308,528 shares subject to options exercisable within 60 days after October 23, 2009.
(14)	Includes 111,950 shares subject to options exercisable within 60 days after October 23, 2009.
(15)	Includes 3,306,601 shares subject to options exercisable within 60 days after October 23, 2009.
(16)	Based on a Form 4 filed with the SEC on June 19, 2007, by Investor AB. Consists of 1,860,874 shares of common stock held by Investor Growth Capital Limited and 797,518 shares of common stock held by Investor Group, L.P., of which Investor AB serves as the ultimate general partner. Investor Growth Capital Limited is a Guernsey company, with its principal place of business at National Westminster House, Le Truchot, St. Peter Port, Guernsey, Channel Islands GYI, 4PW. Investor Growth Capital Limited is ultimately a wholly owned subsidiary of Investor AB, a publicly-held Swedish company with its principal place of business at Arsenalsgatan 8c, S-103 32, Stockholm, Sweden.
(17)

Based in part on (i) a Schedule 13D/A filed with the SEC on July 3, 2007, and (ii) a Form 4 filed with the SEC on October 15, 2007, each filed by Credit Suisse, a Swiss bank, or the Bank, on behalf of its subsidiaries to the extent that they constitute the Investment Banking division, or the Investment Banking division, the Alternative Investments business, or the AI Business, within the Asset Management division, or the Asset Management division, and the U.S. private client services business, or the U.S. PCS Business, within the Private Banking division, or the Private Banking division, with each such person referred to in this proxy statement as the Reporting Person. The Reporting Person may be deemed to beneficially own an aggregate of 6,937,852 shares of common stock, consisting of (i) 6,587,036 shares of common stock held directly by Sprout Capital IX, L.P., or Spout IX, (ii) 26,388 shares of common stock held directly by Sprout Entrepreneurs’ Fund, L.P., or Sprout Entrepreneurs, (iii) 324,300 shares of common stock held directly by Sprout IX Plan Investors, L.P., or IX Plan, and (iv) 128 shares of common stock held directly by Credit Suisse Securities (USA) LLC, or CS Sec USA LLC, a Delaware limited liability company and a registered broker-dealer that effects trades in many companies, including us. In addition to the 6,937,852 shares noted above, Sprout IX, Sprout Entrepreneurs and IX Plan also hold warrants, issued on September 26, 2008 and October 30, 2008, to purchase up to an aggregate of 1,535,136 shares, 6,241 shares and 74,008 shares, respectively. The terms of these warrants contain a blocker provision under which the holder thereof cannot exercise such warrants to the extent that such exercise would result in beneficial ownership by the holders, together with its affiliates, of more than 9.98% of the shares of common stock then issued and outstanding. The address of the Bank’s principal business and office is Uetlibergstrasse 231, P.O. Box 900, CH 8070 Zurich, Switzerland and the Reporting Person’s principal business and office in the United States is Eleven Madison Avenue, New York, New York 10010. The Bank owns directly a majority of the voting stock, and all of the non-voting stock, of Credit Suisse Holdings (USA), Inc., or CS Hldgs USA Inc, a Delaware corporation. The address of the principal business and office of CS Hldgs USA Inc is Eleven Madison Avenue, New York, NY 10010, USA. The ultimate parent company of the Bank and CS Hldgs USA Inc, and the direct owner of the remainder of the voting stock of CS Hldgs USA Inc, is Credit Suisse Group, or CSG, a corporation formed under the laws of Switzerland. CS Hldgs USA Inc owns all of the voting stock of Credit Suisse (USA), Inc., or CS USA Inc., a Delaware corporation and holding company. CS USA Inc is the successor company of Credit Suisse First Boston (USA), Inc., or CSFB-USA, and all references hereinafter to CSFB-USA shall be deemed to refer to CS USA Inc. CS USA Inc is the sole member of CS Sec USA LLC. CS Sec USA LLC is the successor company of Credit Suisse First Boston LLC, or CSFB LLC, which is the successor company of Credit Suisse First Boston Corporation, or CSFBC, and all references hereinafter to CSFB LLC and CSFBC shall be deemed to refer to CS Sec USA LLC. The address of the principal business and office of each of CS USA Inc and CS Sec USA LLC is Eleven Madison Avenue, New York, New York 10010. Sprout IX, Sprout Entrepreneurs and IX Plan are Delaware limited partnerships which make investments for long-term appreciation. DLJ Capital Corporation, or DLJCC, a Delaware corporation and a wholly-owned subsidiary of CS USA Inc, acts as a venture capital partnership management company. DLJCC is also the general partner of Sprout Entrepreneurs. DLJCC is also the managing general partner of Sprout IX and, as such, is responsible for its day-to-day management. DLJCC makes all of the investment decisions on behalf of Sprout IX and Sprout Entrepreneurs. DLJ Associates IX, L.P., or Associates IX, a Delaware limited partnership, is a general partner of Sprout IX and in accordance with the terms of the relevant partnership agreement, does not participate in investment decisions made on behalf of Sprout IX. DLJ Capital Associates IX, Inc., or DLJCA IX, a Delaware corporation and wholly-owned subsidiary of DLJCC, is the managing general partner of Associates IX. DLJ LBO Plans Management Corporation II, or DLJLBO II, a Delaware corporation, is the general partner of IX Plan and, as such, is responsible for its day-to-day management. DLJLBO II makes all of the investment decisions on behalf of IX Plan. DLJLBO II is an indirect wholly-owned subsidiary of CS USA Inc. The address of the principal business and office of each of DLJCC, DLJCA IX, Associates IX, Sprout IX, Sprout Entrepreneurs, IX Plan and DLJLBO II is Eleven Madison Avenue, New York, New York 10010. DLJCC, DLJCA IX,

Associates IX, Sprout IX, Sprout Entrepreneurs, IX Plan and DLJLBO II are collectively referred to in this Amendment No. 1 to Form 10-K as the CS Entities. With respect to any rights or powers to vote, or to direct the vote of, or to dispose of, or direct the disposition of, the shares of our common stock referenced above, there is shared power to vote, or to direct the vote of, and to dispose of, or to direct the disposition of, such shares of common stock among the Reporting Person, CS Hldgs USA Inc, CS USA Inc, CS Sec USA LLC and the CS Entities.

(18)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2009 by Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield International Limited, Deerfield Special Situations Fund International Limited, Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., and James E. Flynn. Consists of (i) 659,766 shares of common stock held by Deerfield Partners, L.P., (ii) 300,944 shares of common stock held by Deerfield Special Situations Fund, L.P. (includes 4,585 shares issuable upon exercise of warrants issued on September 26 and October 30, 2008), (iii) 1,547,042 shares of common stock held by Deerfield International Limited, (iv) 603,727 shares of common stock held by Deerfield Special Situations Fund International Limited (includes 8,404 shares issuable upon exercise of warrants issued on September 26 and October 30, 2008), (v) 44,778 shares issuable upon exercise of warrants issued on September 26 and October 30, 2008 held by Deerfield Private Design Fund, L.P., (vi) 72,136 shares issuable upon exercise of warrants issued on September 26 and October 30, 2008 held by Deerfield Private Design International, L.P., and (vii) 80,000 shares held by James E. Flynn. The terms of the September 26 and October 30, 2008 warrants contain a blocker provision under which the holder thereof cannot exercise such warrants to the extent that such exercise would result in the beneficial ownership by the holder, together with its affiliates, of more than 9.98% of the shares of common stock then issued and outstanding. Without regard to the 9.98% blocker provision, the warrants held by Deerfield Special Situations Fund, L.P., Deerfield Special Situations Fund International Limited, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P. would otherwise be exercisable into an aggregate of 431,746 shares, 791,330 shares, 4,215,947 shares and 6,791,747 shares, respectively. Deerfield Capital, L.P. is the general partner of Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund, L.P., and Deerfield Private Design International, L.P. James E. Flynn is the managing member of the general partner of Deerfield Capital, L.P. Deerfield Management Company L.P. is the investment manager of Deerfield International Limited and Deerfield Special Situations Fund International Limited. Mr. Flynn is the managing member of the general partner of Deerfield Management Company, L.P. Mr. Flynn disclaims beneficial ownership in shares held by the various Deerfield entities except to the extent of his pecuniary interest therein. The business address of James E. Flynn, Deerfield Capital, L.P., Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Management Company, L.P. is 780 Third Avenue, 37th Floor, New York, NY 10017. The business address of Deerfield International Limited and Deerfield Special Situations International Limited is c/o Hemisphere Management (B.V.I.) Limited, Bison Court, Columbus Centre, P.O. Box 3460, Road Town, Tortola, British Virgin Islands.
(19)	Based on information set forth in a Schedule 13G/A filed with the SEC on March 7, 2008. Comprised of (i) 2,660,000 shares of common stock held by Antecip Capital LLC, and (ii) 261,850 shares of common stock held by Versant Capital Management LLC. Herriot Tabuteau is the managing member of Antecip Capital LLC and Versant Capital Management LLC and so may be deemed to beneficially own such shares of common stock. Mr. Tabuteau disclaims such beneficial ownership. The principal business office of Antecip Capital LLC is 630 5th Avenue, Suite 2074, New York, New York 10111. The principal business office of Versant Capital Management LLC is 45 Rockefeller Plaza, Suite 2074, New York, New York 10111. The principal business office of Mr. Tabuteau is c/o Antecip Capital LLC, 630 5th Avenue, Suite 2074, New York, New York 10111.
(20)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 13, 2009. Consists of 2,522,239 shares of common Stock held by Visium Asset Management, LP. Jacob Gottlieb is the Principal of Visium Asset Management, LP. By virtue of such relationship, Visium Asset Management, LP and Mr. Gottlieb share dispositive and voting control over such securities and, therefore, beneficially own the securities held by the Visium Asset Management, LP. The principal business office of Visium Asset Management, LP is 950 Third Avenue, New York, NY 10022.
(21)	Based on information set forth in a Schedule 13G/A filed with the SEC on February 17, 2009. Consists of 2,366,300 shares of common stock held by Morgan Stanley. The principal business office of Morgan Stanley is 1585 Broadway, New York, NY 10036.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Since January 1, 2008, there have been no transactions in which we were a participant in which the amount involved exceeded $120,000 and in which any related person (as that term is defined for purposes of Section 404(a) of Regulation S-K) had or will have a direct or indirect material interest, and there are currently no such proposed transactions.

Review, Approval or Ratification of Transactions with Related Persons

Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A “related party transaction” is defined to include any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our directors, executive officers (and immediate family members of our directors and executive officers), and persons controlling over 5% of our outstanding common stock. In the event of a potential conflict of interest, the Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to us; (ii) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The Audit Committee will then document its findings and conclusions in written minutes. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee’s deliberations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees for Director

Pursuant to our Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board of Directors currently consists of eight persons and one vacancy. Our Board of Directors is divided into three classes serving staggered terms of three years. The Class III directors, Dean J. Mitchell and Wayne I. Roe, are scheduled to serve until the Annual Meeting. The Class II directors, Vicente Anido, Jr., Ph.D., Kathleen D. LaPorte, and Richard C. Williams, are scheduled to serve until the annual meeting of stockholders in 2011. The Class I directors, Peter Barton Hutt, Benjamin F. McGraw III, Pharm.D., and Andrew J. Perlman, are scheduled to serve until the annual meeting of stockholders in 2010.

In the event that any person nominated as a Class III director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

The name of the Class III nominees for election to the Board of Directors at the Annual Meeting, age as of the Record Date, and certain information are set forth below. The names of the current Class I and Class II directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since
Continuing Class I Directors
Peter Barton Hutt	73	Senior Counsel, Covington & Burling	2002
Benjamin F. McGraw III, Pharm.D.	59	Managing Member, Long Shadows Asset Management, LLC	2000	*
Andrew J. Perlman	60	Chief Executive Officer of Innate Immune, Inc.	2006

Continuing Class II Directors
Vicente Anido, Jr., Ph.D.	56	President and Chief Executive Officer	2001
Kathleen D. LaPorte	47	Managing Director, New Leaf Venture Partners, L.L.C.	2002
Richard C. Williams	65	President, Conner-Thoele Limited	2002

Nominees for Class III Directors
Dean J. Mitchell	52		2004
Wayne I. Roe	58	General Partner, DFJ InCube Ventures, Inc.	1998	*

*	Dr. McGraw and Mr. Roe resigned as directors on November 19, 2002 in connection with the closing of a private placement financing and were reappointed as directors in December 2002.

Nominees for Terms Expiring at the Annual Meeting

Class III Directors

Dean J. Mitchell was appointed to our Board of Directors in July 2004. In July 2006, Mr. Mitchell assumed the role of President and Chief Executive Officer of Alpharma Inc., a public global specialty pharmaceutical company, and was also appointed a member of its board of directors. Alpharma Inc. was acquired by King Pharmaceuticals, Inc. in December 2008, and Mr. Mitchell ceased to be a director of Alpharma Inc. on December 29, 2008. Prior to Alpharma Inc., he was President and Chief Executive Officer of Guilford Pharmaceuticals Inc., a public company, from December 2004 until its acquisition by MGI Pharma Inc., a public company, in October 2005 and was a non-executive director of MGI Pharma Inc. until its acquisition by Eisai Co., Ltd. in January 2008. Mr. Mitchell was at Bristol-Myers Squibb, a public company, from 2001 until 2004 in several roles including President, International, President U.S. Primary Care and Vice President, Strategy. He also spent 15 years at Glaxo SmithKline, a public company, and its predecessor companies, most recently as Senior Vice President, Clinical Development and Product Strategy from 1999 to 2001, and prior to that as Vice President and General Manager, Specialty Divisions, Strategic Planning and Business Development, from 1995 to 1999. He received his MBA degree from City University Business School, in London, UK, and his B.Sc. degree in Biology from Coventry University, UK.

Wayne I. Roe has served on our Board of Directors since June 1998, except for the period from November 2002 to December 2002. Mr. Roe was Senior Vice President for United Therapeutics Corporation, a public biotechnology company, from November 1999 to November 2000. From November 1988 to March 1999, Mr. Roe founded and served in various management positions at Covance Health Economics and Outcome Services, a consulting firm for life sciences companies, last serving as Chairman of the board of directors. Mr. Roe has been a general partner in DFJ InCube Ventures, Inc., a medical device-focused venture capital firm, since 2008. Mr. Roe is also currently a director of Celera Genomics Inc., a private biotechnology company focused on genetic diagnostic testing. Mr. Roe received an M.A. in Political Economy from the State University of New York and an M.A. in Economics from the University of Maryland.

Directors Whose Terms Extend Beyond the Annual Meeting

Class I Directors

Peter Barton Hutt has served on our Board of Directors since November 2002. Mr. Hutt is senior counsel specializing in food and drug law in the Washington, D.C. law firm of Covington & Burling. From time to time, Covington & Burling provides legal services to us. Mr. Hutt joined Covington & Burling in 1960 and was named partner in 1968, leaving from 1971 to 1975 to serve as Chief Counsel for the U.S. Food and Drug Administration and returning to Covington & Burling in September 1975. Mr. Hutt is the co-author of the casebook used to teach Food and Drug Law throughout the country and teaches a full course on the subject annually at Harvard Law School. Mr. Hutt is a member of the board of directors of Momenta Pharmaceuticals, Inc., Xoma Ltd. and Celera Corporation, all of which are public companies. Mr. Hutt received a B.A. from Yale University and a LL.B. from Harvard University. In addition, Mr. Hutt received a Master of Laws degree in Food and Drug Law from New York University Law School.

Benjamin F. McGraw, III, Pharm.D. has served on our Board of Directors since April 2000, except for the period from November 2002 to December 2002. Dr. McGraw is the managing member of Long Shadows Asset Management, LLC, an investment advisory company. Prior to this, Dr. McGraw was President and Chief Executive Officer since 1994, director since 1996, and Treasurer since 2006, of Valentis, Inc., a biotechnology company, until Valentis, Inc. was acquired by Urigen Pharmaceuticals, Inc. in July 2007. Prior to this, Dr. McGraw was Corporate Vice President for Corporate Development of Allergan, Inc., a public specialty pharmaceutical company focusing on ophthalmology, dermatology and neuromuscular indications. Before that, he was an equity analyst and a fund manager at Carerra Capital Management. Prior to this, he was Vice-President, Development for Marion Laboratories and Marion, Merrell Dow, both of which were public companies. Dr. McGraw is a director and Chairman of TRF Pharma, Inc., a private biotechnology company. Dr. McGraw received B.S. and Doctor of Pharmacy degrees from the University of Tennessee Center for the Health Sciences, where he also completed a clinical practice residency.

Andrew J. Perlman, M.D., Ph.D. was appointed to our Board of Directors in April 2006. Dr. Perlman is the co-founder, and has served since October 2004 as the Chief Executive Officer, of Innate Immune, Inc., a private company engaged in the discovery and development of therapeutics for asthma and autoimmune diseases. Dr. Perlman served in various senior management positions, culminating as Executive Vice President, at Tularik, Inc., a public biotechnology company, from 1993 through October 2004, except from February to October 2002, when he served as the Chief Executive Officer and a member of the board of directors of Affymax, Inc., a private biopharmaceutical company. While at Tularik, Inc., Dr. Perlman’s principal responsibilities were in the areas of clinical research and business development in which he provided medical input and strategy for all Tularik, Inc.’s clinical projects, and played an active role in Tularik Inc.’s financing activities and in its merger with Amgen in 2004. Prior to 1993, Dr. Perlman was a Senior Director of Clinical Research at Genentech, Inc., a public company, and served as a faculty member in the Department of Medicine at Stanford University. Dr. Perlman presently is a member of the board of directors of Innate Immune, Inc. Dr. Perlman received his M.D. and his Ph.D. in Physiology from New York University.

Class II Directors

Vicente Anido, Jr., Ph.D. has served as our President and Chief Executive Officer and on our Board of Directors since December 2001. From June 2000 to September 2001, Dr. Anido was general partner for Windamere Venture Partners. From 1996 to 1999, Dr. Anido served as President and Chief Executive Officer of CombiChem, Inc., a private biotechnology company. From 1993 to 1996, he served as President of the Americas Region of Allergan, Inc., a public company. Dr. Anido received a Ph.D. in Pharmacy Administration from the University of Missouri.

Kathleen D. LaPorte has served on our Board of Directors since November 2002. Ms. LaPorte is a Managing Director of New Leaf Venture Partners, LLC located in Menlo Park, California. Previously, Ms. LaPorte was a General Partner of the Healthcare Technology Group of the Sprout Group located in Menlo Park, California, which she joined in 1993 and became a General Partner in 1994. Between 1987 and 1993, Ms. LaPorte was a principal at Asset Management Company, a venture capital firm focused on early-stage investments. Previously, Ms. LaPorte was a financial analyst with The First Boston Corporation. Ms. LaPorte is a member of the board of directors of Affymax, Inc. and Transcept Pharmaceuticals, Inc., both of which are public companies. Ms. LaPorte received a B.S. from Yale University and a M.B.A. from Stanford University Graduate School of Business.

Richard C. Williams has served on our Board of Directors since December 2002 and as Chairman of our Board of Directors since July 2004. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, Mr. Williams also served as Vice Chairman-Strategic Planning and director of King Pharmaceuticals, Inc., a public company. From 1992 to 2000, Mr. Williams served as Chairman and director of Medco Research, a then-public cardiovascular pharmaceutical development company, prior to its acquisition by King Pharmaceuticals in 2000. From 1997 to 1999, Mr. Williams was Co-Chairman and a director of Vysis, Inc., a then-public genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited, Mr. Williams held various operational and financial management officer positions with Abbott Laboratories, Erbamont, N.V., and American Hospital Supply Corporation, all of which are public companies and Field Enterprises, Inc., a private company. Mr. Williams is a director of CereScan, a private company. Mr. Williams received a B.A. degree from DePauw University and an M.B.A. from the Wharton School of Finance.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE TWO NOMINEES SET FORTH ABOVE.

Board Meetings and Committees

Our Board of Directors held nine meetings during the fiscal year ended December 31, 2008. Each of the directors serving at the time attended in person or by teleconference at least 75% of the aggregate of all of the meetings held by the Board of Directors and any committees of the Board of Directors on which such person served during the last fiscal year. Although we have no formal policy requiring director attendance at annual meetings of stockholders, directors are encouraged to attend the annual meetings of stockholders. All incumbent directors attended the 2008 annual meeting of stockholders.

Our common stock is listed on The Nasdaq Global Market and are governed by its listing standards. Our Board of Directors has determined that the following seven directors satisfy the current “independent director” standards established by Nasdaq Listing Rules: Peter Barton Hutt, Kathleen D. LaPorte, Benjamin F. McGraw III, Dean J. Mitchell, Andrew J. Perlman, Wayne I. Roe and Richard C. Williams. Peter Barton Hutt, a member of our Board of Directors since November 2002, is a senior counsel in the Washington, D.C. law firm of Covington & Burling. From time to time, attorneys at Covington & Burling, other than Mr. Hutt, provide legal services to us, and the provision of such services was considered by our Board in determining that Mr. Hutt is independent.

Our Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter adopted by our Board of Directors, copies of which are posted on our Internet website at www.istavision.com. We will also provide electronic or paper copies of the standing committee charters free of charge, upon request made to our Secretary. Each Committee is described as follows:

Name of Committees and Members	General Functions of the Committees	Number of Meetings in Fiscal 2008
AUDIT COMMITTEE Richard C. Williams (Chairperson) Benjamin F. McGraw, III, Pharm.D. Wayne I. Roe	• Oversees our accounting and financial reporting processes • Appoints, determines compensation for and oversees the work of the independent auditors • Approves the services performed by the independent auditors • Approves related party transactions	10

COMPENSATION COMMITTEE Benjamin F. McGraw, III, Pharm.D. (Chairperson) Kathleen D. LaPorte Dean J. Mitchell	• Sets executive compensation guidelines • Administers the Company’s stock incentive plans • Recommends to Board of Directors compensation of Chief Executive Officer and members of the Board of Directors • Approves compensation of executive officers other than Chief Executive Officer	5

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Peter Barton Hutt (Chairperson) Andrew J. Perlman, M.D.	• Recommends corporate governance principles • Reviews and makes recommendations regarding candidates for service on the Board of Directors • Assists with executive development and succession matters	1

Audit Committee. Our Board of Directors has determined that all of the members of the Audit Committee meet the independence standards of Nasdaq Listing Rule 5605(a)(2), as well as Section 10A(m) of the Exchange Act, and Rule 10A-3 promulgated thereunder. Our Board of Directors has also designated Mr. Williams and Dr. McGraw as our “audit committee financial experts,” as defined by the rules of the SEC.

Compensation Committee. Our Board of Directors has determined that all of the members of the Compensation Committee meet the independence standards of Nasdaq Listing Rule 5605(a)(2).

Nominating and Corporate Governance Committee. Our Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee meet the independence standards of Nasdaq Listing Rule 5605(a)(2).

As reflected in the charter of the Nominating and Corporate Governance Committee, factors considered by the Nominating and Corporate Governance Committee in the selection of director nominees are experience in business, finance, administration or healthcare, familiarity with our business and industry and, as applicable, specific expertise, including but not limited to such matters as clinical development, regulatory strategy or business development. The Nominating and Corporate Governance Committee also gives consideration to candidates with appropriate non-business backgrounds, illustratively, with backgrounds in medicine, research, government or intellectual property. The Nominating and Corporate Governance Committee gives consideration to individuals identified by stockholders, management and members of the Board.

Our Amended and Restated Bylaws provide for business to be brought by a stockholder before an annual meeting, including nominations for the election of directors, so long as our Secretary receives, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. See “Other Business; Stockholder Proposals” above.

In addition, it is our policy that director candidates recommended by stockholders will be given appropriate consideration in the same manner as other director candidates presented to the Nominating and Corporate Governance Committee. Stockholders who wish to submit a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by submitting a comprehensive written resume of the recommended nominee’s business and educational experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the candidate’s resume and consent to: Chairperson of the Nominating and Corporate Governance Committee, c/o ISTA Pharmaceuticals, 15295 Alton Parkway, Irvine, California 92618. The foregoing policy is subject to our Restated Certificate of Incorporation, our Amended and Restated Bylaws and applicable law. No director nominations by stockholders have been received as of the filing of this proxy statement.

Stockholder Communications to the Board of Directors

Stockholders may submit communications to our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual members of the Board of Directors by addressing a written communication to: Board of Directors, c/o ISTA Pharmaceuticals, Inc., 15295 Alton Parkway, Irvine, California 92618. Stockholders should identify in their communication the addressee, whether it is our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual member of the Board of Directors. Stockholder communications will be forwarded to our Vice President, Human Resources. The Vice President, Human Resources will acknowledge receipt to the sender, unless the sender has submitted the communication anonymously, and forward a copy of the communication to the addressee on our Board of Directors or if the communication is addressed generally to our Board of Directors to our Chairperson of the Board of Directors.

Director Compensation

Prior to October 8, 2009, our non-employee directors received the following compensation for the service on Board of Directors and its Committees as follows:

•	An annual retainer of $20,000 for service on the Board of Directors;

•	$1,500 for each meeting of the Board of Directors attended;

•	$1,000 for each meeting of any Committee of the Board of Directors attended;

•	$1,000 for telephonic attendance at any meeting of the Board of Directors or any Committee of the Board of Directors;

•	The Chairperson of the Board of Directors received an additional $30,000 annual retainer;

•	The Chairperson of the Audit Committee received an additional $10,000 annual retainer;

•	The Chairperson of each of the Compensation and Nominating and Governance Committees received an additional $5,000 annual retainer;

•	Reimbursement for travel and miscellaneous expenses in connection with attendance at meetings of the Board of Directors and Committees of the Board of Directors;

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Upon initial election or appointment to the Board of Directors, an equity grant of options and restricted stock, determined by dividing $193,250 by the closing price of our common stock on the grant date, comprised of 60% options and 40% restricted stock (based on a 3:1 ratio of options to restricted stock);

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Non-employee directors who, immediately after the annual meeting of stockholders, continue to serve on the Board of Directors and have served on the Board of Directors for at least the six months preceding the annual meeting of stockholders received an annual equity grant of options and restricted stock equal, determined by dividing $127,650 by the closing price of our common stock on the grant date, comprised of 60% options and 40% restricted stock (based on a 3:1 ratio of options to restricted stock);

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The shares subject to the initial equity grants vest in three equal annual installments while the shares subject to the annual equity grants will be fully vested upon the first anniversary of the date of grant; and

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During the fiscal year ending December 31, 2008, we granted non-employee directors options to purchase an aggregate of 77,700 shares of common stock each at an exercise price of $0.79 per share and issued an aggregate of 17,262 shares of restricted stock at a purchase price of $0.001 per share under our 2004 Performance Incentive Plan. As a result of the dramatic decline in the price of our common stock, and the potential impact on the number of options available for grant under our 2004 Performance Incentive Plan, the Board of Directors elected to award an equivalent aggregate number of options and shares of restricted stock in the fiscal year ended December 31, 2008 as were awarded in the fiscal year ended December 31, 2007.

Effective October 8, 2009, the Board of Directors approved the following changes to the compensation set forth above:

•	$1,500 for each meeting of any Committee of the Board of Directors attended;

•	The Chairperson of the Audit Committee receives an additional $15,000 annual retainer;

•	The Chairperson of the Compensation Committee receives an additional $10,000 annual retainer;

•	The Chairperson of the Nominating and Governance Committee receives an additional $7,500 annual retainer; and

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Non-employee directors who, immediately after the annual meeting of stockholders, continue to serve on the Board of Directors and have served on the Board of Directors for at least the six months preceding the annual meeting of stockholders, receive an annual equity grant of 20,000 options.

The other aspects of director compensation effective prior to October 8, 2009 described above remain unchanged.

The following table summarizes all compensation paid to or earned by directors for fulfilling their duties as directors in 2008.

Director Compensation Paid for the 2008 Fiscal Year

Name (a)	Fees Earned or Paid in Cash ($)[1] (b)	Stock Awards ($) (c)	Option Awards ($)[2] (d)	Total ($) (h)
Peter Barton Hutt	$35,000	$13,360	$37,113	$85,473
Kathleen D. LaPorte	$30,500	$13,360	$37,113	$80,973
Benjamin F. McGraw III, Pharm.D.	$49,000	$13,360	$37,113	$99,473
Dean J. Mitchell	$33,000	$13,360	$37,113	$83,473
Andrew Perlman	$32,000	$13,360	$68,595	$113,955
Wayne I. Roe	$37,500	$13,360	$37,113	$87,873
Richard Williams	$78,500	$13,360	$37,113	$128,973

1.	Reflects cash compensation earned for fiscal year end 2008.
2.	Represents the proportionate amount of the total fair value of option and stock awards recognized by the Company as an expense in 2008 for financial accounting purposes. The fair values of these awards and the amounts expensed in 2008 were determined in accordance with FASB Accounting Standards Codification 718 Compensation – Stock Compensation, or ASC 718. The awards for which expense is shown in this table include the awards made in 2008 as well as awards granted in previous years for which we continued to recognize expense in 2008. The assumptions used to calculate the ASC 718 fair value of option awards are disclosed in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008. In 2008, each director received 2,466 stock awards and 11,100 options. The grant date fair value of 2008 stock awards and option awards computed in accordance with ASC 718 to each director was $1,945.67 and $6,647.79, respectively. As of December 31, 2008, each director had 2,466 restricted shares outstanding. Each director also had the following number of options outstanding: Peter Barton Hutt, 111,950; Kathleen D. LaPorte, 111,950; Benjamin F. McGraw III, Pharm.D., 118,283; Dean J. Mitchell, 86,700; Andrew J. Perlman, 42,200; Wayne I. Roe, 118,823; Richard C. Williams, 111,950.

Other Executive Officers

Marvin J. Garrett (57) has served as our Vice President, Regulatory Affairs, Quality & Compliance since June 1999. From May 1994 to June 1999, Mr. Garrett was Vice President, Regulatory Affairs and Clinical Research for Xoma, Ltd., a public biotechnology company. From 1990 to 1994, he was President and General Manager of Coopervision Pharmaceutical, a division of the Cooper Companies, Inc. Prior to joining Coopervision Pharmaceutical, Mr. Garrett was Vice President of Regulatory Affairs, Clinical Research and Quality for Iolab Pharmaceuticals, a Johnson & Johnson Company, and also Director of Regulatory Affairs for Allergan, Inc. Mr. Garrett received a B.S. in Microbiology from California State University, Long Beach.

Timothy R. McNamara, Pharm.D. (52) has served as our Vice President, Clinical Research and Medical Affairs since November 2006, and previously served as Director, Medical Affairs, from November 2004 to November 2006. Dr. McNamara was Director, Medical Affairs at Amgen Inc., a public company, from June 2001 to July 2004. Prior to that, Dr. McNamara was at Bristol-Myers Squibb, a public company, from June 1989 to January 1998, where he last served as Director, Advance Health Care Services in the Department of Medical Affairs, and served as Senior Director of Medical Affairs for Searle, a private company, from February 1998 to May, 2000, and was Chief Executive Officer of PRN Inc., a private contract research organization, from June 2000 to June 2001. Dr. McNamara also held the position of Associate Professor at St. Louis College of Pharmacy and Samford University, and Clinical Pharmacist for the Program on Aging at Jewish Hospital and Washington University, School of Medicine, St. Louis. Dr. McNamara received his B.S. in Pharmacy in 1979, and his Pharm.D. in 1981 from University of Missouri, Kansas City.

Kathleen McGinley (60) has served as our Vice President, Human Resources and Corporate Services, since November 2003. From January 2003 to November 2003, Ms. McGinley served as a consultant to us. From May 2000 to January 2003, Ms. McGinley served as Director and Vice President, Human Resources for Littlefeet, Inc., a private company.

From December 1999 to May 2000 she served as Director of Human Resources for Combi-Chem/Dupont Pharmaceuticals, a private company. Ms. McGinley received a M.S. from the University of Tennessee, Knoxville.

Kirk McMullin (55) has served as Vice President, Operations since August 2002. From 1995 to 2002, Mr. McMullin was Vice President, Worldwide Manufacturing Support for Allergan, Inc., a public company. Mr. McMullin received a B.A. from Humboldt State University.

Thomas A. Mitro (51) has served as our Vice President, Sales & Marketing since July 2002. From 1980 to 2002, Mr. Mitro held several positions at Allergan, Inc., a public company, including Vice President, Skin Care, Vice President, Business Development and Vice President, e-Business. Mr. Mitro received a B.S. degree from Miami University.

Lauren P. Silvernail (51) has served as our Chief Financial Officer, Chief Accounting Officer and Vice President, Corporate Development since March 2003. From 1995 to March 2003, Mrs. Silvernail served in various operating and corporate development positions for Allergan, Inc., a public company, most recently serving as Vice President, Business Development. From 1989 to 1994, she was a general partner at Glenwood Ventures and served as a director and operating manager for several portfolio companies. Mrs. Silvernail received an M.B.A. from the University of California, Los Angeles.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of such reports and amendments thereto received by the Company during or with respect to its most recent fiscal year and upon written representations regarding all reportable transactions, we did not identify any such required report that was not timely filed.

Code of Ethics

Our Board of Directors adopted our Code of Ethics and Conduct which applies to our principal executive officer and principal financial and accounting officer, as well as to all of our other employees. A copy of the Code of Ethics and Conduct is available on our website free of charge at www.istavision.com. If any substantive amendments are made to the written code of ethics, or if any waiver (including any implicit waiver) is granted from any provision of the Code of Ethics and Conduct for our principal executive officer, principal financial officer or principal accounting officer, we will disclose the nature of such amendment or waiver on our Internet site at www.istavision.com or in a Current Report on Form 8-K.

Executive Compensation

COMPENSATION DISCUSSION & ANALYSIS

Compensation Philosophy

Compensation Objectives

Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	motivate executives to achieve optimum performance for us;

•	align the financial interest of executives and stockholders through equity-based plans; and

•	provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Elements

Our compensation program is designed to be simple, straightforward and fair and consists of the following elements:

•	base salary;

•	annual cash bonus;

•	long-term incentives;

•	a nominal perquisite; and

•	employment and change-in-control agreements.

Target Pay and Mix for Compensation Elements

The Compensation Committee reviews both total compensation and each element of compensation when making pay decisions and recommendations to our Board of Directors. Although actual compensation can be above or below targets based on individual and Company performance, retention considerations and executive experience, we generally target the following market percentiles for compensation for our executives:

•	Base salary is targeted at the 50th percentile of the market to ensure that we provide a competitive pay package and provide executives with a level of security for at least a portion of their pay;

•	The annual cash bonus is targeted at the 75th percentile of the market in the event of superior performance to ensure that superior performance is incentivized and rewarded;

•	The annual long-term incentive grant is targeted at the 50th percentile of the market to reflect our emphasis on our long-term growth; and

•	Our perquisites are nominal and our employment and change-in-control agreements are targeted at the median of the market.

In allocating compensation among these elements, we have pursued an overall compensation strategy for executives that emphasizes incentive, not fixed, compensation as illustrated by the following:

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The base salary of our chief executive officer, or CEO, is only 37% his total 2008 compensation package with the remaining 63% on incentive compensation (based on a 2008 base salary, 2008 annual bonus paid in 2009, and the value of long-term incentives granted in 2008);

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The base salaries of our other Named Executive Officers (each of whom, in addition to our CEO, are identified in the Summary Compensation Table below), on average, were 52% their total 2008 compensation package with the remaining 48% based on incentive compensation (based on a 2008 base salary, 2008 annual bonus paid in 2009, and the value of long-term incentives granted in 2008); and

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We have also emphasized long-term compensation over short-term compensation given that we are in our early stages of growth where a long-term focus is critical and given that we attract executives who are generally more motivated by long-term compensation over short-term compensation.

Compensation Element Details

Base Salary

We pay base salaries to reward executives for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their compensation. The primary factors considered by the Compensation Committee in establishing or making recommendations to the Board of Directors regarding base salaries are:

•	individual and Company performance;

•	executive experience, position criticality and overall responsibility of the executive;

•	comparable company and survey market data; and

•	internal equity among positions.

Named Executive Officer salaries are considered for adjustment annually as part of our annual review process. The base salary of our CEO is recommended by the Compensation Committee and approved by the Board of Directors. The base salaries of all other Named Executive Officers are approved by the Compensation Committee. The Compensation Committee reviewed the base salaries for the Named Executive Officers for the fiscal year ended December 31, 2007, and determined that they did not achieve our objective to provide base salaries at the 50th percentile of our peer group. As a result, the Compensation Committee approved increases in base salaries of the Named Executive Officers, ranging from 3.8% to 13.2%.

Annual Cash Bonus Plan

In February 2008, the Board of Directors, upon recommendation of the Board’s Compensation Committee, adopted a cash bonus plan, or the Bonus Plan. Under the Bonus Plan, participating executive officers and employees were eligible to earn cash bonus compensation based on 2008 Company and individual performance. The Bonus Plan is designed to reward achievement of predetermined Company and individual goals. No bonus is guaranteed to any executive.

The Compensation Committee was responsible for evaluating the individual performance of the CEO for the 2008 fiscal year and for submitting to the Board of Directors the Compensation Committee’s recommendation regarding the amount of the cash bonus payable to the CEO under the Bonus Plan. The Compensation Committee’s recommendation was based upon our performance in 2008 and such other relevant factors considered in the discretion of the Compensation Committee. The Board of Directors has the final authority to approve the Compensation Committee’s recommendation regarding the amount of the cash bonus payable, if any, to the CEO under the Bonus Plan.

The CEO was responsible for evaluating each participating executive officer’s 2008 performance and for submitting to the Compensation Committee his recommendations regarding the amount of the cash bonus payable to each such executive officer. The CEO’s recommendations were based upon the CEO’s assessment of each executive officer’s individual performance for 2008 and other relevant factors considered in the discretion of the CEO. The Compensation Committee had the final authority to approve the CEO’s recommendations regarding the amount of the cash bonus, if any, payable to each executive officer under the Bonus Plan.

Under the Bonus Plan, executives were eligible to receive all or a portion of a target bonus expressed as a percentage of their respective base salaries. As a result of the Company falling behind comparable companies with respect to bonus target opportunity, the Compensation Committee recommended, and the Board of Directors approved, increasing the CEO’s 2008 target bonus from 60% to 65%, and the Compensation Committee approved the increase of Mrs. Silvernail’s and Mr. Mitro’s 2008 target bonuses from 40% to 50% and 40% to 45%, respectively, and all other Named Executive Officer’s 2008 target bonuses from 35% to 40%.

In 2008, the Bonus Plan was weighted on achievement of specific financial goals that are appropriate for a commercial pharmaceutical company. For 2008, funding for the Bonus Plan was weighted 60% on achievement of specific financial goals and 40% on achievement of specific milestones.

With respect to our 2008 financial goals (60% of the total bonus opportunity), the Board of Directors, upon recommendation of the Compensation Committee, adopted guidelines to determine tiered funding based on various levels of sales achievement and expense target. Regardless of the guidelines, Bonus Plan funding continues to be at the discretion of the Board of Directors. The portion of the funding of the Bonus Plan that was based on milestones (40% of the total bonus opportunity) involved the filing of a New Drug Application, or NDA, with the U.S. Food and Drug Administration, or FDA, FDA approval of a new product, and the filing of one additional NDA. The specific details of these financial goals and milestones are confidential Company information, the disclosure of which could cause us financial harm. The Board of Directors considers these goals and milestones as challenging to achieve and are set to focus executive attention on key accomplishments that will enhance our long-term value.

Once the Board of Directors has established the funding level for the Bonus Plan, individual determinations of bonuses are calculated for the CEO and the other Named Executive Officers based on their achievement of specific goals appropriate to their roles in the Company. The CEO’s goals are identical to our funding goals, so he is measured 60% on financial performance and 40% on our specific milestone goals. Other Named Executive Officer goals are based on financial and department-specific goals. As is the case with the financial goals and milestones, the specific details of the financial and department specific goals are confidential Company information, the disclosure of which could cause us financial harm. These financial and department specific goals are challenging to achieve and set to focus executive attention on key accomplishments that will enhance our long-term value.

Under the pre-established funding guidelines for the financial portion of the bonus (60% of the total bonus opportunity) and the milestone portion of the bonus (40% of the opportunity), the funding of the Bonus Plan was at 70% for fiscal 2008.

Bonus achievement by individual ranged from approximately 65% to 70% target for all Named Executive Officers, with the exception of Mr. Mitro, who was awarded a bonus of 85% of target for exceptional results in sales growth, achieving the first position in market share for all three of our products, and exceeding the financial goals set by us.

Long-Term Incentives

Our 2004 Performance Incentive Plan provides for the grant of stock options, restricted stock awards and performance shares to qualified employees and officers. Equity awards, which may include stock options and restricted stock grants, are provided to executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of us. Long-term incentive rewards are also used to help retain employees through the use of vesting.

In 2008, the Compensation Committee recommended, and our Board of Directors agreed, that the equity compensation target should be reduced from a target of 75% of the market relative to our peer group to a 50% target using the Black Scholes model for valuation.

In 2008, long-term incentive awards were delivered in the form of both stock options and restricted stock awards, with the following weightings:

Long-term Incentive Instrument	Approximate Percentage of Total Award Value (Assumes 3 to 1 Ratio of Options to Restricted Stock)
Stock Options	60%
Restricted Stock	40%

Stock options for annual performance grants vest 1/48th per month over 48 months (4 years) and restricted stock vests 25% per year over 4 years.

We made the decision to add restricted stock to the long-term incentive mix after careful consideration of the following factors:

•

The volatility of our common stock causes a high expense value for a stock option, which could create a situation where the cost to us of issuing an option could exceed the value ultimately delivered to employees;

•

Restricted stock has more retentive value in the event of a downturn in the stock markets and helps align employee thinking with a true stockholder in that employees would not only have an interest in increasing the value of the stock, but also an interest in avoiding price declines; and

•

The competitive marketplace is beginning to use restricted stock as at least a portion of the long-term incentive award and we want to ensure that our long-term incentive package remains competitive with the market.

Despite these potential advantages of restricted stock, the Compensation Committee still believes that continuing to grant a high percentage of the total long-term incentive package in stock options is important to ensure that employees are appropriately motivated to increase our long-term value.

Decisions around the size of long-term incentive awards for the CEO are made by the Board of Directors, upon recommendation of the Compensation Committee, after careful consideration of the following factors:

•	Company and individual performance;

•	comparable company and survey market data; and

•	retention considerations.

Decisions around the size of long-term incentive awards for the other Named Executive Officers are made by the Compensation Committee after careful consideration of the following factors:

•	Company and individual performance;

•	the CEO’s recommendations;

•	comparable company and survey market data;

•	retention considerations;

•	internal equity; and

•	executive potential.

The CEO was granted 36,350 restricted shares and 163,650 stock options in 2008. Other Named Executive Officers received restricted stock grants ranging from 8,000 to 13,200 and option grants ranging from 38,000 to 54,350.

Perquisite

We only offer one nominal perquisite to our executives. Each executive is provided with a taxable benefit of $5,000 to cover the executive’s cost of tax preparation, financial planning or other non-reimbursable expenses at the executive’s discretion. The purpose of providing this benefit is to ensure that executives are focused on their Company responsibilities and not on taxes or financial planning, and to ensure that executives receive quality and ethical advice on these matters.

Employment and Change in Control Agreements

We have executive employment agreements, or the Executive Employment Agreements, with our CEO and each of the other Named Executive Officers. We have these Executive Employment Agreements to provide a competitive total compensation package for the Named Executive Officers and to provide the Named Executive Officers with personal financial security in the event that such Named Executive Officers are in the position of making our decisions such as selling us or making an acquisition that may impact the Named Executive Officer’s own position with us. The level of benefit provided under the Executive Employment Agreements was established after a careful review of employment agreements with executives at comparable companies and after quantifying our financial exposure under the Executive Employment Agreements in the event of an executive termination under a variety of circumstances.

Each Executive Employment Agreement provides for an annual base salary and eligibility to receive an annual target bonus and equity awards. Annual adjustments to base salary, and the determination of bonuses and equity awards, are at the discretion of our Board of Directors, with respect to CEO, and the discretion of the Compensation Committee, with respect to the other Named Executive Officers.

Each Named Executive Officer’s employment may be terminated at any time with or without cause, or by reason of death or disability, or each Named Executive Officer may voluntarily resign at any time with or without good reason. Each Executive Employment Agreement provides for specific benefits under a variety of termination scenarios. A detailed description and quantification of those potential benefits is described on pages 24 to 27 of this proxy statement.

Compensation Determination Process

Role of the Compensation Committee

The Compensation Committee of the Board of Directors, comprised of three independent directors, oversees our executive compensation programs. These programs include base salary for executive officers, both annual and long-term incentive compensation programs, perquisites, and employment and change-in-control agreements. The CEO’s total compensation is recommended by the Compensation Committee and approved by the Board of Directors. The compensation of all other executive officers is recommended by the CEO and approved by the Compensation Committee. See also “Compensation Element Details” above and “Role of Management in the Compensation Determination Process” below.

The specifics of the responsibilities of the Compensation Committee can be found in the Committee’s charter located on our website at www.istavision.com. The Compensation Committee meets regularly regarding compensation issues and regularly receives input from its independent compensation consultant, Pearl Meyer & Partners, or PM&P.

Role of Management in the Compensation Determination Process

Management plays a limited role in the compensation determination process. The CEO prepares annual reviews for top executives and makes compensation recommendations for his direct reports to the Compensation Committee. At the request of the Compensation Committee, management occasionally makes proposals to the Compensation Committee regarding incentive targets, incentive plan structure and other compensation related matters.

Role of the Compensation Consultant in the Compensation Determination Process

In 2008, the Compensation Committee engaged PM&P as its independent, objective compensation consultant. PM&P reports directly to the Chairperson of the Compensation Committee and does not provide any services to us other than those requested by the Chairperson of the Compensation Committee or his or her designee. PM&P assists the Compensation Committee and management in understanding compensation concepts, management proposals relating to changes in compensation, and changing regulatory requirements. Primary services provided to the Compensation Committee by PM&P in 2008 included:

•

Recommended changes to the peer group of comparable companies in the life sciences field that were of similar size, revenue and amount spent on research and development, to us. Three companies were removed from the list, and four companies were added. Comparable companies used in the 2008 compensation analyses were Auxilium Pharmaceuticals, Hollis Eden Pharmaceuticals, Inspire Pharmaceuticals, Pain Therapeutics, Pozen Inc., Santarus Inc., Depomed, Inc., Durect Corp., Jazz Pharmaceuticals, Replidyne, Inc. and ZILA Inc.;

•	A competitive analysis of compensation for each executive utilizing comparable company compensation data, and size and industry appropriate broad survey data;

•	Assistance with the preparation of our executive compensation disclosures; and

•	General compensation advice.

Specifics of Compensation Determination Process

For 2008, the compensation determination process followed by the Compensation Committee was as follows:

•

On January 16, 2008, the Compensation Committee reviewed guidelines prepared by management at the Compensation Committee’s request regarding tiered funding of the financial component of the Bonus Plan (representing 60% of the total bonus pool funding opportunity) based on different levels of financial performance. The Compensation Committee also reviewed proposed milestone goals representing 40% of the total Bonus Plan funding opportunity. After discussion and deliberation, the Compensation Committee recommended that the Board of Directors approve the financial and milestone guidelines for the Bonus Plan, which were subsequently approved by the Board of Directors;

•

Also on January 16, 2008, the Compensation Committee reviewed the compensation of the CEO. In considering the appropriate level of compensation for the CEO, the Compensation Committee reviewed the CEO’s total current compensation, the Company and the CEO’s performance, as well as peer group and survey data compiled by PM&P. The Chairperson of the Compensation Committee proposed a recommended 2008 base salary and 2008 annual equity grant for the CEO based on the factors previously described. After discussion and deliberation, the Compensation Committee agreed with the Compensation Committee Chairperson’s recommendations and made a recommendation to the Board of Directors on February 8, 2008 to approve the CEO’s 2008 base salary and equity grant;

•	On February 8, 2008, the Board of Directors approved the CEO’s 2008 base salary and long-term incentive grant, as recommended by the Compensation Committee;

•

On February 8, 2008, the Compensation Committee reviewed the compensation of the other Named Executive Officers. In determining the appropriate level of compensation for the Named Executive Officers, the Compensation Committee reviewed each Named Executive Officer’s total current compensation, Company and individual performance, internal equity, the CEO’s recommendations, as well as peer group and survey data compiled by the Compensation Committee’s independent compensation consultant. After discussion and deliberation, the Compensation Committee approved the CEO’s recommendations regarding the other Named Executive Officers’ 2008 base salaries and 2008 long-term incentive grants;

•

On January 26, 2009, the Compensation Committee reviewed our performance against the pre-established goals for funding the Bonus Plan and, after discussing and reviewing the guidelines for the financial and milestone portions of the total Bonus Plan opportunity, the Compensation Committee determined and recommended to the Board of Directors that the Bonus Plan be funded at 70%. On February 3, 2009, the Board of Directors approved that the 2008 Bonus Plan be funded at 70%, as recommended by the Compensation Committee;

•

On January 26, 2009, the Compensation Committee reviewed and discussed the performance of the CEO in fiscal year 2008 against the accomplishment of our goals in fiscal year 2008, and recommended to the Board of Directors that the CEO receive a bonus of 70% of his target bonus; and

•

On February 3, 2009, the Board of Directors approved the CEO’s bonus at 70% of his target bonus, as recommended by the Compensation Committee. Also on February 3, 2009, the Compensation Committee approved the other Named Executive Officers bonuses, which ranged from 65% to 85% of their target bonuses depending on the achievement of their personal goals.

Impact of Accounting and Tax

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or the Code, may limit our ability to deduct, for U.S. federal income tax purposes, compensation in excess of $1,000,000 paid to our CEO and four other highest paid executive officers in any one fiscal year.

Section 162(m) of the Code places limits on the deductibility for U.S. federal income tax purposes of compensation paid to certain executive officers. In order to preserve our ability to deduct the compensation income associated with equity awards granted to such person, for the purposes of Section 162(m) of the Code, the 2004 Performance Incentive Plan provides that no employee may be granted, in any of one calendar year, options relating to more than 400,000 shares of common stock and restricted shares and performance shares relating to more than 100,000 shares of common stock. In addition, the 2004 Performance Incentive Plan provides that in connection with an employee’s initial employment, the employee may be granted options relating to up to 800,000 shares of common stock and restricted shares and performance shares relating to up to 200,000 shares of common stock. To the extent grants under the 2004 Performance Incentive Plan are in excess of these limitations, such excess shall not be exempt from the deductibility limits of Section 162(m) of the Code.

We have considered the impact of compensation expense associated with issuing stock options, and the potentially high expense associated with one of our stock options was a factor in the decision to change the long-term incentive compensation package from 100% options to 60% options and 40% restricted stock (assuming a 3 to 1 ratio of options to restricted stock).

Compensation Committee Interlocks and Insider Participation

During fiscal year 2008, no member of the Compensation Committee served as an officer, former officer or employee of us or any of our subsidiaries. During fiscal year 2008, no executive officer of the Company served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or Compensation Committee, and no executive officer served as a member of the board of directors of any other entity, one of whose executive officers served as a member of our Compensation Committee.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee:

Benjamin F. McGraw, III, Pharm.D. (Chairman)

Kathleen D. LaPorte

Dean J. Mitchell

The above Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings, whether under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before or after the date of this proxy statement and irrespective of any general incorporation language in such filing, except to the extent we specifically incorporates this Report by reference therein.

Summary Compensation Table

The following table summarizes aggregate amounts of compensation paid or accrued by us for the year ended December 31, 2008 for services rendered by our principal executive officer, principal financial officer and each of our other three most highly compensated executive officers as of the end of the last fiscal year whose total compensation exceeded $100,000, referred to in this proxy statement collectively as the Named Executive Officers.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)[1] (e)	Option Awards ($)[1] (f)	Non-Equity Incentive Plan Compensation ($)[2] (g)	All Other Compensation ($)[3] (i)	Total ($) (j)
Vicente Anido, Jr., Ph.D.	2008	$502,320	$106,333	$404,225	$228,556	$5,000	$1,246,434
President & CEO	2007	$447,507	$66,614	$288,426	$244,338	$5,000	$1,051,885
	2006	$426,198	$27,423	$439,174	$204,575	$5,000	$1,102,370
Lauren P. Silvernail	2008	$293,280	$32,942	$131,702	$98,000	$5,000	$560,923
Chief Financial Officer	2007	$259,160	$21,302	$125,426	$92,571	$5,000	$503,459
	2006	$241,500	$8,256	$174,202	$81,144	$5,000	$510,102
Marvin J. Garrett	2008	$296,229	$33,290	$133,990	$78,000	$5,000	$546,509
Vice President, Regulatory Affairs, Quality, and Compliance	2007	$285,384	$22,148	$101,647	$88,297	$5,000	$502,476
	2006	$274,408	$8,994	$56,845	$78,000	$5,000	$423,247
Thomas A. Mitro	2008	$288,206	$34,611	$121,184	$110,000	$5,000	$559,001
Vice President, Sales and Marketing	2007	$274,482	$20,114	$82,282	$110,561	$5,000	$492,439
	2006	$263,925	$5,750	$125,438	$100,000	$5,000	$500,113
Timothy McNamara	2008	$279,085	$25,628	$128,220	$73,000	$5,000	$510,933
Vice President, Clinical Research and Medical Affairs	2007	$249,600	$16,730	$101,062	$77,837	$5,000	$450,229
	2006	$204,983	$4,073	$24,239	$69,120	$5,000	$307,415

1.	Represents the proportionate amount of the total fair value of option and stock awards recognized by us as an expense for financial accounting purposes. The fair values of these awards and the amounts expensed were determined in accordance with ASC 718. The awards for which expense is shown in this table include the awards described in the Grants of Plan-Based Awards table of this proxy statement, as well as awards granted in previous years for which we continued to recognize expense. The assumptions used to calculate the fair value of option awards are disclosed in Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.
2.	Reflects the actual payouts for fiscal years 2008, 2007 and 2006 under the plan-based non-equity incentive plan.
3.	Reflects payments for tax planning.

Grants of Plan-Based Awards in 2008 Fiscal Year

The following table summarizes grants of awards pursuant to plans made to Named Executive Officers during the year ended December 31, 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2,3]			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh)[4] (k)		Full Fair Value of Equity Award ($)[5,6]
Name(a)	Grant Date[1] (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (@) (g)	Maximum (#) (h)
Vicente Anido, Jr., Ph.D.	2/8/2008 2/8/2008	$130,603	$326,508	$545,268	—	—	—	36,350	163,650	$ $	4.46 4.46	$ $	162,085 470,739
Lauren P. Silvernail	2/8/2008 2/8/2008	$58,656	$146,640	$244,889	—	—	—	10,500	48,000	$ $	4.46 4.46	$ $	46,820 138,072
Marvin J. Garrett	2/8/2008 2/8/2008	$47,397	$118,492	$197,881	—	—	—	10,000	44,000	$ $	4.46 4.46	$ $	44,590 126,566
Thomas A. Mitro	2/8/2008 2/8/2008	$51,877	$129,693	$216,587	—	—	—	13,200	54,350	$ $	4.46 4.46	$ $	58,859 156,338
Timothy McNamara	2/8/2008 2/8/2008	$44,654	$111,634	$186,429	—	—	—	8,000	38,000	$ $	4.46 4.46	$ $	35,672 109,307

1.	Reflects the ASC 718 date of the grant for all stock options and restricted stock granted in 2008.
2.	For Dr. Anido, target reflects 65% of base salary. For Mr. Mitro, target reflects 45% of base salary. For Mrs. Silvernail, target reflects 50% of base salary. For all other Named Executive Officers, target reflects 40% of base salary.
3.	For all Named Executive Officers, the threshold of the plan-based non-equity incentive plan is 40% of target while the maximum is 167% of target.
4.	The exercise price of the option grants listed above corresponds with the closing price of our stock on the date of grant.
5.	For option awards, this value reflects the Black-Scholes value as of the date of the grant, February 8, 2008. The Black-Scholes value was $2.88 per option (using a volatility of 67.12%, an interest rate of 2.79% and an expected term of 6.57 years).
6.	For restricted stock awards, this value reflects the grant date value. For all awards, the fair market value is $4.46 per share which reflects the fair market value as of the closing price as of grant date.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table summarizes outstanding equity awards held by Named Executive Officers as of December 31, 2008.

	Option Awards					Stock Awards
Name(a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options1 (#) Unexercisable (c)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date[1] (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Vicente Anido, Jr., Ph.D.						9,300	$6,696
						15,600	$11,232
						36,350	$26,172
	100,461	—	—	$20.00	12/21/2011
	595,000	—	—	$3.49	12/16/2012
	88,000	—	—	$9.41	02/05/2014
	91,617	3,984	—	$10.27	02/17/2015
	92,225	37,975	—	$6.77	02/16/2016
	42,900	50,700	—	$7.43	02/02/2017
	34,093	129,557	—	$4.46	02/08/2018
Lauren P. Silvernail						2,800	$2,016
						5,250	$3,780
						10,500	$7,560
	165,000	—	—	$5.40	03/10/2013
	28,000	—	—	$9.41	02/05/2014
	19,166	834	—	$10.27	02/17/2015
	28,262	11,638	—	$6.77	02/16/2016
	16,500	19,500	—	$7.43	02/02/2017
	10,000	38,000	—	$4.46	02/08/2018
Marvin J. Garrett						3,050	$2,196
						5,250	$3,780
						10,000	$7,200
	14,815	—	—	$7.56	08/09/2009
	2,222	—	—	$7.56	03/14/2010
	1,700	—	—	$51.25	03/06/2011
	1,800	—	—	$22.50	10/29/2011
	2,000	—	—	$16.10	02/15/2012
	138,000	—	—	$3.49	12/16/2012
	21,000	—	—	$9.41	02/05/2014
	19,166	834	—	$10.27	02/17/2015
	30,741	12,659	—	$6.77	02/16/2016
	16,500	19,500	—	$7.43	02/02/2017
	9,166	34,834	—	$4.46	02/08/2018
Thomas A. Mitro						1,950	$1,404
						6,000	$4,320
						13,200	$9,504
	30,000	—	—	$8.50	06/21/2012
	164,000	—	—	$3.49	12/16/2012
	25,000	—	—	$9.41	02/05/2014
	17,250	750	—	$10.27	02/17/2015
	21,462	8,838	—	$6.77	02/16/2016
	16,041	18,959	—	$7.43	02/02/2017
	11,322	43,028	—	$4.46	02/08/2018
Timothy McNamara						1,250	$900
						1,000	$720
						4,125	$2,970
						8,000	$5,760
	30,000	—	—	$11.00	11/15/2014
	10,412	4,288	—	$6.77	02/16/2016
	21,666	19,934	—	$6.42	11/17/2016
	11,091	13,109	—	$7.43	02/02/2017
	7,916	30,084	—	$4.46	02/08/2018

1.	Initial stock option grants awarded to new executives vest over a 4-year period, with 25% vesting on the first anniversary of the initial grant and the remaining 75% vesting in 36 monthly installments. All other outstanding stock option grants vest in monthly increments over a 4-year period except for Mr. Garrett’s grant made on October 29, 2001 which vests upon the approval of a drug in development. All stock option grants have a 10-year term.

Option Exercises and Stock Vested in Fiscal Year 2008

The following table sets forth information concerning the exercise of stock options or vesting of restricted stock for each Named Executive Officer in 2008.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized Upon Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Vicente Anido, Jr., Ph.D.	—	$—	9,850	$48,608
Lauren P. Silvernail	—	$—	3,150	$15,607
Marvin J. Garrett	—	$—	3,275	$16,177
Thomas A. Mitro	—	$—	2,975	$14,986
Timothy R. McNamara	—	$—	2,500	$10,361

Termination of Employment and Change-in-Control Agreements

CEO and Named Executive Officers Excluding Mrs. Silvernail

In the event a Named Executive Officer’s (excluding Mrs. Silvernail) employment is terminated by us without cause absent a change in control of us, we will provide the following severance compensation and benefits:

•

A lump sum severance payment in an amount equal to 12 months base salary with respect to the CEO, and 9 months base salary with respect to the other Named Executive Officers (excluding Mrs. Silvernail);

•

Health insurance premiums payable by us for continued health insurance coverage for such Named Executive Officer and all then insured dependents for a period of up to 12 months with respect to the CEO, and up to nine months with respect to the other Named Executive Officers (excluding Mrs. Silvernail). To be eligible for this coverage, such Named Executive Officers (excluding Mrs. Silvernail) must make a timely election to continue such coverage under COBRA and our obligation to pay the monthly health insurance premiums for continued group medical insurance ends when the Named Executive Officer becomes eligible for health insurance with a new employer; and

•	Outplacement services for one year, at our expense not to exceed $25,000, with a nationally recognized service selected by us.

In the event of a change in control of us and if within 24 months following such change in control the Named Executive Officer’s (excluding Mrs. Silvernail) employment is terminated by us without cause, or such Named Executive Officer (excluding Mrs. Silvernail) resigns for good reason within sixty days of the event forming the basis for such good reason termination, then we will provide the Named Executive Officer (excluding Mrs. Silvernail) with severance compensation and benefits consisting of:

•

For the CEO, a lump sum severance payment in an amount equal to 24 months base salary plus 2 times the greater of: (a) the target bonus to be earned for the year in which termination occurs, or (b) the bonus amount paid to the CEO in the prior year;

•

For other Named Executive Officers (excluding Mrs. Silvernail), 12 months base salary plus the greater of (a) one times the target bonus to be earned for the year in which termination occurs, or (b) one times the bonus amount paid the Named Executive Officer (excluding Mrs. Silvernail) in the prior year;

•

Health insurance premiums payable by us for continued health insurance coverage for such Named Executive Officer and all then insured dependents for a period of up to 24 months with respect to the CEO and 12 months with respect to all other Named Executive Officers (excluding Mrs. Silvernail). To be eligible for this coverage, each Named Executive Officer must make a timely election to continue such coverage under COBRA and our obligation to pay the monthly health insurance premiums for continued group medical insurance ends when the Named Executive Officer becomes eligible for health insurance with a new employer;

•	Outplacement services for one year, at our expense not to exceed $25,000, with a nationally recognized service selected by us; and

•

Any unvested options, restricted shares or other equity based awards then held by a Named Executive Officer (excluding Mrs. Silvernail) will become fully vested and, with respect to options, immediately exercisable, as of the date of termination.

Lauren P. Silvernail

We have an employment agreement with Lauren P. Silvernail. Mrs. Silvernail’s employment agreement sets forth her compensation arrangements, including her initial annual base salary and initial option grant. Mrs. Silvernail is also entitled to a performance bonus of up to 50% of her annual base salary.

In the event of termination of employment not following a change-in-control other than voluntarily or for cause, Mrs. Silvernail will receive six months of base salary as severance.

Mrs. Silvernail’s change in control agreement with us provides that if Mrs. Silvernail’s employment is terminated as a result of an involuntary termination within 24 months after a change of control, then she will be entitled to:

•	nine months of base salary and healthcare related benefits; and

•	a pro rata portion of her target performance bonus based upon the number of months that she was employed during the year of termination.

All options to purchase our common stock held by Mrs. Silvernail vest in full upon a change of control regardless of whether she is terminated, and all shares of stock subject to a right of repurchase by us (or our successor) that were purchased prior to the change of control shall have such right of repurchase lapse with respect to all of such shares.

The following tables summarize the amounts that would have been payable to each Named Executive Officer assuming the Named Executive Officer was terminated on December 31, 2008:

Payments to Vicente Anido, Jr., Ph.D. Assuming a December 31, 2008 Termination

	Cash Severance				Equity			Benefits Continuation4 /Outplacement Services[6]	401(K) Plan Balance	Total
	Base Salary		Bonus[1]		Value of Vested Equity[2]	Value of Accelerated Unvested Equity
	Multiple	$	Multiple	$
Circumstances of Termination:
For Cause Termination,[5] Voluntary Termination,[5] Death or Disability[5]	—	—	—	—	—	—		—	—	—

Involuntary Without Cause Termination[6]	1	$502,320	—	—	—	—		$41,841	—	$544,161

Within 24 Months Following a Change in Control[6]	2	$1,004,640	2	$653,016	—	$44,100	[3]	$58,682	—	$1,760,438
• Involuntary Without Cause Termination or
• Dr. Anido’s Resignation for Good Reason

1.	In the event of termination in context of a change in control, Dr. Anido will be entitled to the greater of (A) two times his target bonus to be earned for the year in which termination occurs or (B) two times the bonus amount paid to him in the prior year. The bonus amount reflects the 2008 target bonus.
2.	Reflects the excess of the fair market value over the exercise price of all vested and outstanding long-term incentive awards based on a stock price of $0.72 as of December 31, 2008.
3.	Any unvested and outstanding equity awards held by Dr. Anido shall become 100% vested as of the termination date of his employment.
4.	Health insurance premiums payable by us for continued health insurance coverage for Dr. Anido and all his then currently insured dependents continue for up to 12 months, or 24 months in the context of a change in control, and his then currently insured dependents, provided that Dr. Anido makes a timely election to continue that coverage under COBRA, and provided further that our obligation to pay monthly health insurance premiums for continued group medical insurance will end when Dr. Anido becomes eligible for health insurance with a new employer.
5.	Dr. Anido will be paid any unpaid salary together with any unused vacation accrued to the effective date of such termination.
6.	Dr. Anido will also receive outplacement services for one year, at our expense, up to a maximum amount of $25,000, with a nationally recognized service provider selected by us.

Payments to Lauren P. Silvernail Assuming a December 31, 2008 Termination

	Cash Severance				Equity		Benefits Continuation[3]	401(K) Plan Balance	Total
	Base Salary		Bonus[1]		Value of Vested Equity[2]	Value of Accelerated Unvested Equity
	Multiple	$	Multiple	$
Circumstances of Termination:
For Cause Termination,[4] Voluntary Termination,[4] Death or Disability[4]	—	—	—	—	—	—	—	$68,895	$68,895

Involuntary Without Cause Termination[6]	0.5	$146,640	—	—	—	—	—	$68,895	$215,535

Within 24 Months Following a Change in Control[5]	0.75	$219,960	2	$146,640	—	$13,356	$12,631	$68,895	$461,482
• Involuntary Without Cause Termination or
• Mrs. Silvernail’s Resignation for Good Reason

1.	In the event of termination in context of a change in control, Mrs. Silvernail will be entitled to a pro rata portion of her performance bonus based upon the number of months that she was employed during the year of termination. The bonus amount reflects the 2008 target bonus.
2.	Reflects the excess of the fair market value over the exercise price of all vested and outstanding long-term incentive awards based on a stock price of $0.72 as of December 31, 2008.
3.	In the event of a change in control, health insurance premiums payable by us for continued health insurance coverage for up to nine months for Mrs. Silvernail, provided that she makes a timely election to continue that coverage under COBRA, and provided further that our obligation to pay monthly health insurance premiums for continued group medical insurance will end when Mrs. Silvernail becomes eligible for health insurance with a new employer.
4.	Mrs. Silvernail will be paid any unpaid salary together with any unused vacation accrued to the effective date of such termination.
5.	All options to purchase our common stock held by Mrs. Silvernail shall vest in full upon a change of control regardless of whether she is terminated, and all shares of stock subject to a right of repurchase by us (or our successor) that were purchased prior to the change of control shall have such right of repurchase lapse with respect to all of such shares.

Payments to Marvin J. Garrett Assuming a December 31, 2008 Termination

	Cash Severance				Equity			Benefits Continuation4/ Outplacement Services[6]	401(K) Plan Balance	Total
	Base Salary		Bonus[1]		Value of Vested Equity[2]	Value of Accelerated Unvested Equity
	Multiple	$	Multiple	$
Circumstances of Termination:
For Cause Termination,[5] Voluntary Termination,[5] Death or Disability[5]	—	—	—	—	—	—		—	$32,892	$32,892

Involuntary Without Cause Termination[6]	0.75	$222,172	—	—	—	—		$37,631	$32,892	$292,695

Within 24 Months Following a Change in Control[6]	1	$296,229	1	$118,492	—	$13,176	[3]	$41,841	$32,892	$502,630
• Involuntary Without Cause Termination or
• Mr. Garrett’s Resignation for Good Reason

1.	In the event of termination in context of a change in control, Mr. Garrett will be entitled to the greater of (A) one times his target bonus to be earned for the year in which termination occurs or (B) one times the bonus amount paid to him in the prior year. The bonus amount reflects the 2008 target bonus.
2.	Reflects the excess of the fair market value over the exercise price of all vested and outstanding long-term incentive awards based on a stock price of $0.72 as of December 31, 2008.
3.	Any unvested and outstanding equity awards held by Mr. Garrett shall become 100% vested as of the termination date of his employment.
4.	Health insurance premiums payable by us for continued health insurance coverage for Mr. Garrett and all then currently insured dependents continue for up to nine months, or 12 months in the context of a change in control, and his then currently insured dependents, provided that Mr. Garrett makes a timely election to continue that coverage under COBRA, and provided further that our obligation to pay monthly health insurance premiums for continued group medical insurance will end when Mr. Garrett becomes eligible for health insurance with a new employer.
5.	Mr. Garrett will be paid any unpaid salary together with any unused vacation accrued to the effective date of such termination.
6.	Mr. Garrett will also receive outplacement services for one year, at our expense, up to a maximum amount of $25,000, with a nationally recognized service provider selected by us.

Payments to Thomas A. Mitro Assuming a December 31, 2008 Termination

	Cash Severance				Equity			Benefits Continuation4/ Outplacement Services[6]	401(K) Plan Balance	Total
	Base Salary		Bonus[1]		Value of Vested Equity[2]	Value of Accelerated Unvested Equity
	Multiple	$	Multiple	$
Circumstances of Termination:
For Cause Termination,[5] Voluntary Termination,[5] Death or Disability[5]	—	—	—	—	—	—		—	—	—

Involuntary Without Cause Termination[6]	0.75	$216,155	—	—	—	—		$37,631	—	$253,785

Within 24 Months Following a Change in Control[6]	1	$288,206	1	$129,693	—	$15,228	[3]	$41,841	—	$474,968
• Involuntary Without Cause Termination or
• Mr. Mitro’s Resignation for Good Reason

1.	In the event of termination in context of a change in control, Mr. Mitro will be entitled to the greater of (A) one times his target bonus to be earned for the year in which termination occurs or (B) one times the bonus amount paid to him in the prior year. The bonus amount reflects the 2008 target bonus.
2.	Reflects the excess of the fair market value over the exercise price of all vested and outstanding long-term incentive awards based on a stock price of $0.72 as of December 31, 2008.
3.	Any unvested and outstanding equity awards held by Mr. Mitro shall become 100% vested as of the termination date of his employment.
4.	Health insurance premiums payable by us for continued health insurance coverage for Mr. Mitro and all then currently insured dependents continue for up to nine months, or 12 months in the context of a change in control, and his then currently insured dependents, provided that Mr. Mitro makes a timely election to continue that coverage under COBRA, and provided further that our obligation to pay monthly health insurance premiums for continued group medical insurance will end when Mr. Mitro becomes eligible for health insurance with a new employer.
5.	Mr. Mitro will be paid any unpaid salary together with any unused vacation accrued to the effective date of such termination.
6.	Mr. Mitro will receive outplacement services for one year, at our expense, up to a maximum amount of $25,000, with a nationally recognized service provider selected by us.

Payments to Timothy McNamara Assuming a December 31, 2008 Termination

	Cash Severance				Equity			Benefits Continuation4/ Outplacement Services[6]	401(K) Plan Balance	Total
	Base Salary		Bonus[1]		Value of Vested Equity[2]	Value of Accelerated Unvested Equity
	Multiple	$	Multiple	$
Circumstances of Termination:
For Cause Termination,[5] Voluntary Termination,[5] Death or Disability[5]	—	—	—	—	—	—		—	$54,617	$54,617

Involuntary Without Cause Termination[6]	0.75	$209,314	—	—	—	—		$37,631	$54,617	$301,561

Within 24 Months Following a Change in Control[6]	1	$279,085	1	$111,634	—	$10,350	[3]	$41,841	$54,617	$497,526
• Involuntary Without Cause Termination or
• Mr. McNamara’s Resignation for Good Reason

1.	In the event of termination in context of a change in control, Mr. McNamara will be entitled to the greater of (A) one times his target bonus to be earned for the year in which termination occurs or (B) one times the bonus amount paid to him in the prior year. The bonus amount reflects the 2008 target bonus.
2.	Reflects the excess of the fair market value over the exercise price of all vested and outstanding long-term incentive awards based on a stock price of $0.72 as of December 31, 2008.
3.	Any unvested and outstanding equity awards held by Mr. McNamara shall become 100% vested as of the termination date of his employment.
4.	Health insurance premiums payable by us for continued health insurance coverage for Mr. McNamara and all then currently insured dependents continue for up to nine months, or 12 months in the context of a change in control, and his then currently insured dependents, provided that Mr. McNamara makes a timely election to continue that coverage under COBRA, and provided further that our obligation to pay monthly health insurance premiums for continued group medical insurance will end when Mr. McNamara becomes eligible for health insurance with a new employer.
5.	Mr. McNamara will be paid any unpaid salary together with any unused vacation accrued to the effective date of such termination.
6.	Mr. McNamara will also receive outplacement services for one year, at our expense, up to a maximum amount of $25,000, with a nationally recognized service provider selected by us.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has elected to engage BDO Seidman, LLP, or BDO, an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2009.

The Company had previously engaged Ernst & Young LLP, or E&Y, to audit our financial statements annually from our inception in 1992 until February 20, 2009. On February 20, 2009, the Audit Committee approved the dismissal of E&Y as the Company’s independent registered public accounting firm. The audit report of E&Y on the financial statements of the Company as of and for each of the two fiscal years ended December 31, 2008 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company’s financial statements for each of the two fiscal years ended December 31, 2008 and December 31, 2007, and in the subsequent interim period through February 20, 2009, the date of the dismissal of E&Y, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On March 6, 2009, the Audit Committee approved the appointment and engagement of BDO to serve as the Company’s independent registered public accounting firm, effective as of March 6, 2009. During the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007, and in the subsequent interim period through March 6, 2009, the date of the engagement of BDO, neither the Company, nor anyone acting on its behalf, consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report nor oral advice was provided by BDO, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Although the Company is not required to submit the selection of its independent registered public accountant for stockholder approval, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

Audit Fees

The following is a summary of the fees billed to us by E&Y for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees	$676,100	$608,629
Audit Related Fees	—	—
Tax Fees	148,200	147,180
All Other Fees	—	—

Total Fees	$824,300	$755,809

Audit Fees. These consist of fees billed for professional services rendered for the audit of our consolidated financial statements, review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the respective fiscal years, irrespective of the period in which the related services are rendered or billed and services provided by the independent auditors in connection with regulatory filings, including accounting and financial work related to the proper application of financial accounting and/or reporting standards.

Tax Fees. These consist of fees for professional services rendered by E&Y for tax compliance, tax planning and tax advice. These services also include assistance related to state tax incentives.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firms. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent registered public accounting firm provides audit service detail in advance of the meeting of the Audit Committee held during the first calendar quarter of each year, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, an engagement letter is formally accepted by the Audit Committee.

For non-audit services, our senior management will submit from time to time to the Audit Committee for approval of non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. Our senior management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process.

The Audit Committee approved 100% of the services provided by E&Y described above.

Representatives of BDO are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or in part, the foregoing Audit Committee Report shall not be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filing.

The Audit Committee of the Board of Directors met ten times during the fiscal year ended December 31, 2008 with representatives of the independent registered public accounting firm. Each Audit Committee member is qualified as “independent” as defined by the NASDAQ Listing Rules and under the rules promulgated by the Securities and Exchange Commission. The Audit Committee also met on February 18, 2009 to review the financial statements and related notes for the year ended December 31, 2008.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the internal audit function and the performance of the independent registered public accounting firm, and such other duties as directed by the Board of Directors. The Audit Committee operates under a written charter, as amended, a copy of which is posted on our website at www.istavision.com.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committees’ oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our independent registered public accounting firm is in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the fiscal year ended December 31, 2008. The Audit Committee has also selected BDO Seidman, LLP, independent registered public accounting firm, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2009.

Respectfully submitted,

Richard C. Williams, Chair

Benjamin F. McGraw, III, Pharm.D.

Wayne I. Roe

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS

TO OUR 2004 PERFORMANCE INCENTIVE PLAN

Introduction

The 2004 Performance Incentive Plan, as amended, or the 2004 Plan, was originally approved by our Board of Directors in June 2004 and by our stockholders in October 2004. In August 2005, our Board of Directors approved a First Amendment and Restatement of the 2004 Performance Incentive Plan, in October 2005, our Board of Directors approved a Second Amendment and Restatement of the 2004 Performance Incentive Plan, and a Third Amendment and Restatement of the 2004 Performance Incentive Plan, which was subsequently approved by our stockholders in October 2006.

In September 2009, our Board of Directors approved, subject to and effective upon stockholder approval, certain amendments to the 2004 Plan, or the Amendments. The Amendments propose to increase the shares of our common stock available under the 2004 Plan by 6,000,000 shares or from 6,153,107 to 12,153,107 shares. The Amendments also propose to increase correspondingly the maximum limitation on the number of shares subject to incentive options from 5,453,107 to 10,703,107 shares and the number of shares subject to restricted stock and performance shares from 700,000 shares to 1,450,000.

As of the Record Date, 1,322,810 shares of our common stock remained available for equity awards under the 2004 Plan. Since the adoption of the 2004 Plan, the number of our employees has increased over 350% from 52 as of June 2004 to 235 employees as of the Record Date. We believe that equity awards under our 2004 Plan are a key component to our ability to attract and retain qualified employees and that the proposed increase in shares under the Amendments is needed to continue to provide us with the ability to attract and retain qualified employees, non-employee directors and other service providers. Our philosophy is to maintain responsible annual dilution levels with respect to the issuance of equity compensation awards by limiting our burn rate, which is determined by dividing the total equity awards granted in a year by the shares outstanding at the beginning of the year.

If the Amendments are approved by the stockholders, then it will be effective as of the date of the Annual Meeting. Otherwise, the 2004 Plan, as amended, will remain in effect in its current form, subject to amendment from time to time as provided therein.

A summary of the Amendments is set forth below. The summary is qualified in its entirety by reference to the full text of the Amendments, which are captured in the Fourth Amendment and Restatement of the 2004 Plan, attached as Appendix A to this proxy statement.

Description of the Amendments

General. The purpose of the Amendments are to enable us to attract, retain and motivate our employees and consultants, as well as our non-employee directors, by providing for or increasing the proprietary interests of such employees, consultants or non-employee directors in the Company. The maximum number of shares of common stock that may be issued pursuant to awards under the 2004 Plan is currently 6,153,107, subject to certain adjustments to prevent dilution. It is proposed that, through the adoption of the Amendments, the maximum number of shares of common stock that may be issued pursuant to awards under the 2004 Plan be increased by 6,000,000 shares, or from 6,153,107 to 12,153,107 shares, subject to certain adjustments to prevent dilution. The Amendments also propose to increase correspondingly the maximum limitation on the number of shares subject to incentive options from 5,453,107 to 10,703107 shares and subject to restricted stock and performance shares from 700,000 to 1,450,000 shares, subject to certain adjustments to prevent dilution. The above increases in the number of authorized shares and the corresponding increases in the maximum limitation on inventive stock options and restricted and performance shares are the only proposed changes to the 2004 Plan currently in effect included in the Amendments.

Shares Reserved for Issuance. Stockholder approval of the Amendments will authorize us to grant options and/or rights to purchase or otherwise acquire up to an additional 6,000,000 shares, or an aggregate of 12,153,107 shares of common stock, of which up to 1,450,000 shares may only be issued in connection with restricted stock and performance-share awards.

In the event that all or any portion of any option, restricted stock or performance shares granted or offered under the 2004 Plan can no longer under any circumstances be exercised or, with respect to restricted stock or performance shares solely, is reacquired by us, the shares of common stock allocable to the unexercised portion of such option or such stock purchase agreement, or, with respect to restricted stock or performance shares solely, the shares so reacquired, will become available for grant or issuance under the 2004 Plan. Additionally, the number of shares available for issuance under the 2004 Plan will be subject to adjustment in the event of stock splits, stock dividends or certain other similar changes in our capital structure.

Administration. The 2004 Plan is administered by an “Administrator,” which, under the Amendments, shall be either the Board of Directors or a committee appointed by the Board of Directors. The Compensation Committee of the Board of Directors currently administers the 2004 Plan. Subject to the provisions of the 2004 Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the 2004 Plan.

The Board of Directors may from time to time alter, amend, suspend or terminate the 2004 Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option, restricted share or performance share theretofore granted to such person without his or her consent. Unless previously terminated by the Board of Directors, the 2004 Plan will terminate on June 10, 2014.

Eligibility. The 2004 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or of any parent or subsidiary corporation of the Company, whether now existing or hereafter created or acquired, or an Affiliated Company, as defined in the 2004 Plan, as may be determined by the Administrator. In no event may any employee be granted options under the 2004 Plan for more than 400,000 shares of our common stock in any one calendar year. However, in connection with his or her initial service to the Company, an employee may be eligible to be granted options for up to 800,000 shares of our common stock during the calendar year which includes such individual’s initial service to the Company.

Terms of Stock Options. As discussed above, the Administrator determines many of the terms and conditions of awards granted under the 2004 Plan, including whether an option will be an “incentive stock option,” or an ISO, or a “non-qualified stock option,” or an NQSO. Each option is evidenced by any agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2004 Plan):

•

Vesting and Exercisability: Options become vested and exercisable, as applicable, within such periods as determined by the Administrator and as set forth in the related stock option agreement, provided that options must expire no later than ten years from the date of grant (or five years with respect to incentive stock options, or ISOs, granted to optionees who own more than 10% of the outstanding common stock). Option agreements may also provide that options shall become vested upon the achievement of certain performance goals, as determined by the Administrator.

•

Exercise Price: The exercise price must be at least 100% of the fair market value of a share of common stock at the time such option is granted, provided that the exercise price of any ISO granted to an optionee that owns more than 10% of the outstanding common stock shall not be less than 110% of the fair market value of a share of common stock at the time of grant.

•

Method of Exercise: Payment of the exercise price may be made, in the discretion of the Administrator, in cash, by check, by delivery of shares of our common stock, through a broker-assisted “cashless exercise,” or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

•

Termination of Service: Options cease vesting on the date of termination of service or the death or disability of the optionee, unless provided otherwise in the applicable option agreement or unless otherwise determined by the Administrator. Under applicable law, ISOs granted under the 2004 Plan generally expire no later than three months after the termination of the optionee’s service, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service due to disability.

•

Change of Control: In the event of a change in control of the Company (as defined in the 2004 Plan), the Administrator may at its discretion provide for vesting arrangements in option agreements, including arrangements which provide for full acceleration of vesting upon a change in control whether or not the acquiring entity agrees to assume or substitute for existing options in such change in control.

•

Additional Restrictions: No ISOs may be granted to an optionee under the 2004 Plan if the aggregate fair market value (determined at the time of grant) of the stock with respect to which ISOs first become exercisable by such optionee in any calendar year under our stock option plans and any Affiliated Company exceeds $100,000. To the extent an ISO exceeds this $100,000 limit, that portion of the option in excess of such limitation shall be treated as a non-qualified stock option, or NQSO. Options are nontransferable, other than by will and the laws of descent and distribution or in any manner permitted by the Administrator that is not prohibited by the Code.

Terms of Restricted Stock Awards. Each restricted stock award is evidenced by a restricted stock purchase agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2004 Plan):

•	Vesting: Shares subject to a restricted stock award may become vested over time or upon completion of performance goals set out in advance.

•

Purchase Price: Each restricted stock purchase agreement states the purchase price, which may not be less than the par value of our common stock on the date of the award, payment of which generally may be made as described under “Terms of Stock Options” above.

•

Termination of Service: Restricted stock awards shall cease to vest immediately if a participant is terminated for any reason, unless provided otherwise in the applicable restricted stock purchase agreement or unless otherwise determined by the Administrator, and we will generally have the right to repurchase any unvested shares subject thereto.

•	Change of Control: Restricted stock awards shall be treated in the same manner as described under “Terms of Stock Options” above.

Terms of Performance Shares. The 2004 Plan provides for the grant of performance shares, or Performance Shares, subject to such conditions and the attainment of such performance goals over such periods as the Administrator determines in writing and sets forth in a written agreement. Performance Shares are unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock. A predetermined amount of Performance Shares that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period will be specified. To the extent earned, Performance Shares are settled in shares of common stock (including shares of restricted stock). Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting number of shares credited to the participant. If a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the Administrator may apply for full or partial credit as the Administrator may determine consistent with the 2004 Plan. No Performance Shares may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

New Plan Benefits

Future awards to our executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by our executive officers and other employees if our stockholders approve the Amendments cannot be determined. Effective upon the approval by the stockholders of the Amendments, each of our continuing non-employee directors will be granted options to purchase 11,100 shares of our common stock under the 2004 Plan. Because the value of stock issuable to our non-employee directors under the 2004 Plan will depend on the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by our non-employee directors under the 2004 Plan.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2008:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders(1)	21,029,452	$2.70	2,006,948
Equity compensation plans not approved by security holders(2)	145,461	$16.28	—

Total	21,174,913	$2.79	2,006,948

(1)	Our Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the plan on the first day of each year equal to the lesser of (i) 20,000 shares, (ii) 1.5% of the outstanding shares of common stock on the first day of the year, or (iii) an amount as the Board of Directors may determine.
(2)	In December 2001, the Board of Directors granted our new Chief Executive Officer and President, as an inducement to his employment, a stand-alone option agreement to purchase 100,461 shares of our common stock for a purchase price of $20.00 per share. In June 2002, the Board of Directors granted our new Vice President, Sales & Marketing, as an inducement to his employment, a stand-alone option agreement to purchase 30,000 shares of our common stock of for a purchase price of $8.50. In August 2002, the Board of Directors granted our new Vice President, Operations, as an inducement to his employment, a stand-alone option agreement to purchase 15,000 shares of our common stock for a purchase price of $6.90. Each option holder may purchase up to 25% of the shares under each option on the first anniversary of the option grant date and the right to purchase the remaining shares vests in equal monthly installments so that each option is fully vested four years after the date of grant, except that the option granted to our Chief Executive Officer was amended to provide that 25,113 options would not be exercisable until December 22, 2010.

Summary of United States Federal Income Tax Consequences of the Fourth Amended 2004 Plan

The following is a brief summary of certain U.S. federal income tax consequences of participation in the Fourth Amended 2004 Plan. The summary should not be relied upon as being a complete statement of all possible U.S. federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2004 Plan may also have consequences under state and local and foreign tax laws which may vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. No taxable income will be recognized by an optionee under the 2004 Plan upon either the grant or the exercise of an ISO. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an ISO, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an ISO occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee’s death or certain non-recognition exchanges) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an ISO.

The exercise of an ISO may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an ISO over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an ISO may claim as a credit against the optionee’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the ISO. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

Special rules apply to an optionee who exercise’s an ISO by delivering shares of our common stock. In such cases, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Non-qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO under the 2004 Plan. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by the Company out of the optionee’s current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a NQSO is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a NQSO, the difference between the proceeds realized and the optionee’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Shares. If no Section 83(b) election is made and repurchase rights are retained by the Company, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Performance Shares. Performance Shares vest upon the attainment of the applicable performance target(s) and the lapse of any other non-lapse restrictions, e.g. when our repurchase rights expire. A taxable event will occur on each date the participant’s ownership rights vest as to the number of Performance Shares that vest on that date. The participant will recognize ordinary income on each date Performance Shares vest in an amount equal the excess of the fair market value of such shares on that date over the amount paid for such shares, if any. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized and will have a holding period commencing with the date of such Performance Shares vested.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase or, if the Performance Shares are transferred without consideration, on the date of transfer, in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid, if any, for such shares.

Upon the sale or disposition of such shares, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Tax Withholding. Under the 2004 Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the 2004 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to us shares of common stock owned by the participant.

Vote Required

Approval of the Amendments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the approval of the Amendments.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE AMENDMENTS TO THE 2004 PERFORMANCE INCENTIVE PLAN.

PROPOSAL NO. 4

TO APPROVE THE ADOPTION OF OUR 2009 EMPLOYEE STOCK PURCHASE PLAN

The stockholders are being asked to approve the adoption of the 2009 Employee Stock Purchase Plan, or the 2009 ESPP. The purpose of the 2009 ESPP is to provide employees with the opportunity to purchase our common stock through accumulated payroll deductions. We believe the 2009 ESPP will help us to retain the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success. We presently have in effect an Employee Stock Purchase Plan, which expires in April 2010. If the 2009 ESPP is approved, we intend to terminate our current Employee Stock Purchase Plan. Our Board of Directors approved the 2009 ESPP on October 8, 2009, subject to stockholder approval.

A summary of the 2009 ESPP appears below. This summary is qualified in its entirety by the text of the 2009 ESPP, which is included as Appendix B to this proxy statement.

The 2009 ESPP is intended to qualify under Section 423 of the Code.

Plan Administration

Administration of the 2009 ESPP has been delegated by our Board of Directors to the Compensation Committee. The Compensation Committee will have the discretionary authority to administer and interpret the 2009 ESPP, including the authority to (i) determine when and how rights to purchase common stock are granted and the terms and conditions of each offering, (ii) designate from time to time which of our designated subsidiaries are eligible to participate in the 2009 ESPP, (iii) construe and interpret the 2009 ESPP and the rights offered under the 2009 ESPP, (iv) establish, amend and revoke rules and regulations for the administration of the 2009 ESPP, (v) amend the 2009 ESPP as explained below, and (vi) exercise such other powers and perform such other acts deemed necessary to carry out the intent of the 2009 ESPP. Our Board of Directors may, in its sole discretion, revest itself of the power possessed by the Compensation Committee with respect to the administration of the 2009 ESPP at any time.

Shares Available Under the 2009 ESPP

The number of shares of our common stock which will be authorized for sale under the 2009 ESPP is initially 3,000,000. In addition, on each January 1, beginning on January 1, 2011, the number of shares reserved under the 2009 ESPP will be increased by the lesser of 1% of our outstanding common stock or an amount determined by the Administrator. However, in no event will the number of shares reserved under the 2009 ESPP exceed the lesser of 10% of our outstanding common stock or 5,000,000 shares. The common stock made available for sale under the 2009 ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the 2009 ESPP.

Eligible Employees

Employees eligible to participate in the 2009 ESPP generally include our employees and employees of our subsidiaries designated from time to time by the Compensation Committee as participating subsidiaries in the 2009 ESPP. At this time, none of our subsidiaries have been designated as a participating subsidiary. The Compensation Committee may exclude from participation those persons allowed to be excluded pursuant to Section 423 of the Code, provided that such exclusions apply to all employees who meet the exclusion criteria. The Compensation Committee may also provide that certain employees who are “highly compensated employees” within the meaning of Section 423(b)(4)(D) of the Code are not eligible to participate in the 2009 ESPP. Finally, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all of our classes of stock or of one of our subsidiaries is not allowed to participate in the 2009 ESPP.

Offering

Under the 2009 ESPP, participants are offered the option to purchase shares of common stock at a discount during an offering period. The offering periods are the consecutive six-month periods from January 1 through June 30 and July 1 through December 31 of each calendar year. The first day of an offering period is referred to as the “offering date.” The date on which shares of common stock are purchased on behalf of a participant during an offering period are referred to as “purchase dates.” Purchase dates will occur on the last day of the offering period. The purchase price for the common stock under the 2009 ESPP will be the lower of 85% of the fair market value of the common stock on the offering date or 85% of the fair market value of the common stock on the purchase date.

The initial offering period under the 2009 ESPP is expected to commence on January 1, 2010 (i.e., the offering date) and end on June 30, 2010 (i.e., the purchase date under the initial offering period).

Unless a participant has previously canceled his or her participation in the 2009 ESPP, the participant will be deemed to have exercised his or her option in full as of each purchase date. Upon exercise, the participant will purchase the number of shares of common stock that his or her accumulated payroll deductions will buy at the purchase price.

Participation

Eligible employees can enroll under the 2009 ESPP by completing a subscription agreement within the time specified by the Compensation Committee. Each subscription agreement must authorize the deduction of not more than 15% of the eligible employee’s compensation towards the purchase of common stock during the offering period. Any amounts that are insufficient to purchase whole shares of common stock on a purchase date, and thus, are unused, will be carried over to the next purchase date. Any amounts that are insufficient to purchase whole shares of common stock on the last purchase date in an offering period will be carried over to the next offering period unless the participant withdraws from the 2009 ESPP, or is no longer eligible to participate in the 2009 ESPP, in which case, such amounts will be distributed to him or her in cash without interest.

In no case may a participant subscribe for more than $25,000 in common stock during any calendar year. In addition, the maximum number of shares any participant can acquire on any purchase date is 1,000 shares.

A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the balance of the participant’s account will be refunded to him or her in cash without interest. The Compensation Committee may provide that a participant can increase or decrease his or her payroll deduction authorization during an offering period. Additionally, if a participant ceases to be an eligible employee during an offering period, the balance of the participant’s account will be refunded to him or her in cash without interest.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of common stock available for purchase under the 2009 ESPP, as well as the purchase price and the number of shares covered by each outstanding right under the 2009 ESPP, shall be proportionately adjusted for adjustments made in the number of outstanding shares of common stock or an exchange of the shares of common stock resulting from a stock split, stock dividend, or certain other adjustments to common stock.

In the event of: (1) our dissolution or liquidation, (2) a merger or consolidation in which we are not the surviving corporation; (3) a reverse merger in which we are the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group of the beneficial ownership of our securities representing at least 50% of the combined voting power entitled to vote in the election of directors, then, the Compensation Committee may, in its sole discretion, (i) terminate the 2009 ESPP and return all accumulated payroll deductions to the participants, (ii) terminate the 2009 ESPP and purchase shares for each participant’s account as if the effective date of the termination were a purchase date, (iii) cause the surviving or acquiring corporation to assume outstanding rights or substitute similar rights for those under the 2009 ESPP, (iv) cause such rights to continue in full force and effect, (v) use the participants’ payroll deductions to purchase common stock immediately prior to the transaction described above and terminate participants’ rights under the ongoing offering period or (vi) use any combination of the foregoing as long as all participants are treated similarly.

Amendment and Termination

The Compensation Committee may at any time, and from time to time, amend, suspend or terminate the 2009 ESPP. However, the Compensation Committee may not amend the 2009 ESPP to either increase the number of shares that may be purchased under the 2009 ESPP or to change the designation or class of employees eligible to participate in the 2009 ESPP without obtaining stockholder approval within 12 months before or after such action.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases common stock under the 2009 ESPP. If an employee disposes of common stock purchased under the 2009 ESPP less than one year after the common stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the common stock at the time of purchase and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of the common stock purchased under the 2009 ESPP until at least one year after the common stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the common stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. If an employee dies before disposing of the common stock purchased under the 2009 ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

We generally will not be entitled to a deduction with respect to the common stock purchased by an employee under the 2009 ESPP unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

No directors who are not employees will receive any benefit under the 2009 ESPP. The benefits that will be received under the 2009 ESPP by our current executive officers and by all eligible employees are not currently determinable.

Vote Required

Stockholders are requested in this Proposal No. 4 to approve the 2009 ESPP. If the stockholders fail to approve this Proposal No. 4, we may not be able to attract and retain qualified employees. The affirmative vote of the holders of a majority of the voting power represented by the shares present in person or represented by proxy and voting at the annual meeting will be required to approve the 2009 ESPP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as votes against. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2009 EMPLOYEE STOCK PURCHASE PLAN.

OTHER MATTERS

We know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ VICENTE ANIDO, JR., PH.D.
Vicente Anido, Jr., Ph.D.
Chief Executive Officer, President and Director

Irvine, California

October 30, 2009

Appendix A

FOURTH AMENDMENT AND RESTATEMENT

OF THE

ISTA PHARMACEUTICALS, INC.

2004 PERFORMANCE INCENTIVE PLAN

This 2004 PERFORMANCE INCENTIVE PLAN (the “Plan”) established by ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), originally adopted by its Board of Directors on June 10, 2004 (the “Effective Date”) and approved by the Company’s stockholders on October 20, 2004, as amended by the First Amendment and Restatement adopted by its Board of Directors on August 25, 2005, as amended by the Second Amendment and Restatement adopted by the Board of Directors on August 25, 2005 and approved by the Company’s stockholders on October 13, 2005, and as amended by the Third Amendment and Restatement adopted by the Board of Directors on July 20, 2006 and approved by the Company’s stockholders on October 19, 2006, is hereby amended and restated in its entirety pursuant to this Fourth Amendment and Restatement as adopted by its Board of Directors on October 8, 2009, subject to and effective upon approval of this Fourth Amendment and Restatement by the Company’s stockholders, to read as set forth below.

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, in addition to other capitalized terms defined herein, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board subject to the Board’s authority to delegate responsibility for any matter to the Committee or to another entity as set forth in Section 8.1 of the Plan.

2.2 Affiliated Company. “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award. “Award” means an Option, Restricted Share, or Performance Share issued to a Participant under the Plan.

2.4 Award Agreement. “Award Agreement” means an Option Agreement, Stock Purchase Agreement, or Performance Share Agreement issued to a Participant pursuant to the Plan.

2.5 Board. “Board” means the Board of Directors of the Company.

2.6 Change in Control. “Change in Control” shall mean the occurrence of any of the following events:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

(d) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 8.1 hereof.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, $.001 par value, subject to adjustment pursuant to Section 4.3 hereof.

2.10 Consultant. “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.12 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.13 Employee. “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Affiliated Company.

2.14 Effective Date. “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.18 Incentive Option. “Incentive Option” means any Option so designated by the Administrator and intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.21 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.22 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.23 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.24 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.25 Optionee. “Optionee” means a Participant who holds an Option.

2.26 Participant. “Participant” means an individual or entity that holds an Award under the Plan.

2.27 Performance Goal. “Performance Goal” means

(a) Earnings before interest, taxes, depreciation and amortization as reported by the Company in its SEC filings (“EBITDA”);

(b) Earnings per common share on a fully diluted basis determined by dividing net earnings, less dividends on preferred stock of the Company by the weighted average number of common shares and common shares equivalents outstanding (“EPS”);

(c) Consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders equity (“ROE”);

(d) cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by Committee at the time an Award is granted (“Cash Flow”);

(e) Cash postings less cost of sales, operating expenses (net of bad debt) and capital expenditures (“Free Cash Flow”);

(f) Sales growth;

(g) Cost containment or reduction;

(h) The change in market price of the Company’s common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by the beginning quoted market price, all of which adjusted for any changes in equity structure, including without limitation stock splits and stock dividends (“Total Stockholder Return”); or

(i) Advancement of the Company’s strategic plan to a commercial stage company including, without limitation, such criteria as the development and regulatory approval of the company’s products and the commercialization of these products.

“Performance Goals” means any one or more thereof.

2.28 Performance Share. A “Performance Share” award is a grant of a right to receive shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 7 of the Plan.

2.29 Purchase Price. “Purchase Price” means the purchase price per Restricted Share.

2.30 Restricted Shares. “Restricted Shares” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.31 Rule 16b-3 Covered Person. “Rule 16b-3 Covered Person” means any key Employee or member of the Board designated by the Administrator with respect to which any transaction involving Common Stock may be eligible for the exemption from Section 16(b) of the Exchange Act set forth in Rule 16b-3.

2.32 Section 162(m) Covered Employee. “Section 162(m) Covered Employee” means (i) the chief executive officer of the Company and the four (4) other individuals that are the highest compensated officers of the Company for the relevant taxable year of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act and (ii) any other key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.33 Service Provider. “Service Provider” means a Consultant, Employee, member of the Board or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated

Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.34 Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Shares under the Plan.

2.35 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3

ELIGIBILITY

3.1 Incentive Options. Only Employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are Employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Shares

3.3 Performance Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company) are eligible to receive Performance Shares.

3.4 Section 162(m) Limitation. The aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 400,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which Options may be granted to any Employee shall not exceed 800,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company. Any shares subject to an Option granted during a calendar year to an Employee that can no longer under any circumstances be exercised or purchased for any reason under the Plan shall continue to count against the applicable limitations set forth above for such Employee during such calendar year.

ARTICLE 4

GRANTING OF AWARDS

4.1 Shares Subject to the Plan. The shares of stock available as a basis for Awards shall be Common Stock. Such shares may be issued from either previously authorized but unissued shares or treasury shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.3 hereof. Subject to the foregoing, a total of 12,153,107 shares of Common Stock may be issued under the Plan (which includes any shares of Common Stock available for future issuance under the Company’s 2000 Stock Plan, as amended).

(a) Cancelled or Forfeited Awards other than Restricted Shares or Performance Shares. For purposes of the limitation set forth in this Section 4.1, if all or any portion of any Award, other than Restricted Shares or Performance Shares, granted or offered under the Plan can no longer under any circumstances be exercised or purchased due to the forfeiture or cancellation of all or any portion of such Award, then the shares of Common Stock allocable to such unexercised or forfeited portions of such Award shall not count against such limitation and shall again become available for grant or issuance under the Plan.

(b) Non-Replenishment of Reacquired Shares; Awards other than Restricted Shares or Performance Shares for Reasons other than Cancellation or Forfeiture of Award. For purposes of the limitation set forth therein in this Section 4.1, any shares of Common Stock subject to an Award, other than Restricted Shares or Performance Shares, and which are reacquired by the Company for any reason other than the cancellation or forfeiture of such Award as described in Section 4.1(a) shall count against such limitation. The Company shall hold all such shares of Common Stock that it reacquires as treasury shares, which shall not again become available for grant or issuance under the Plan.

(c) Replenishment of Reacquired Shares; Awards of Restricted Shares or Performance Shares. For purposes of the limitation set forth in this Section 4.1, any shares of Common Stock that were initially the subject of a Stock Purchase Agreement or a Performance Share Issuance Agreement, and which are reacquired by the Company for any reason, shall not count against such limitation and shall again become available for grant or issuance under the Plan.

4.2 Additional Limitations. Subject to Section 4.3 hereof, the following additional maximums are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 10,703,107 shares.

(b) The maximum number of shares of Common Stock that may be issued as either Restricted Shares or Performance Shares shall be 1,450,000.

Notwithstanding any other provision of the Plan, in no event shall grants to any Employee of Restricted Shares under Article 6 of this Plan or Performance Shares under Section 7.2 of this Plan relate to more than 100,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to any such Employee of Restricted Shares or Performance Shares exceed 200,000 shares of Common Stock.

4.3 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Sections 3.4 and 4.2 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

4.4 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code set forth in Section 7.3 of the Plan shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.5 Section 162(m) Covered Employees.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding any other provision of the Plan, any Award that is granted to a Section 162(m) Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and the regulations thereunder shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or ruling issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirement(s).

4.6 Rule 16b-3 Covered Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to a Rule 16b-3 Covered Person shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule(s).

ARTICLE 5

OPTIONS

5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Option shall not be less than 100% of Fair Market Value on the date the Option is granted and (b) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Incentive Option may be granted with an exercise price lower than that set forth in clause (b) of the preceding sentence if such Incentive Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the waiver of compensation due or accrued to the Optionee for services rendered; (e) a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law, including the Sarbanes-Oxley Act of 2002, as amended. Any shares of Common Stock received by the Company in payment of the Exercise Price shall be held by the Company as treasury shares and shall not be made available for grant or issuance under the Plan.

5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goal(s), as shall be determined by the Administrator.

5.6 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

5.7 Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator’s sole and absolute discretion) pursuant to a DRO.

5.8 Rights as Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

ARTICLE 6

RESTRICTED SHARES

6.1 Issuance and Sale of Restricted Shares. The Administrator shall have the right to grant Restricted Shares subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Share Awards”). Such conditions shall include the Purchase Price to be paid by the grantee for such an Award, if any (but not less than the minimum lawful amount under applicable state law). Such conditions may also include, but are not limited to, continued employment or the achievement of specified Performance Goal(s).

6.2 Stock Purchase Agreements. A Participant shall have no rights with respect to the Restricted Shares covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price (if applicable) to the Company in the manner set forth in Section 6.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Shares, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

6.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the waiver of compensation due or accrued to the Participant for services rendered; or (e) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, including the Sarbanes-Oxley Act of 2002, as amended.

6.4 Rights as a Stockholder. Upon complying with the provisions of Section 6.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Shares purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

6.5 Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any Restricted Shares which have not vested as of the date of termination. Notwithstanding the foregoing, Restricted Share Awards may be transferred, with the consent of the Administrator, pursuant to a DRO (which consent may be withheld in the Administrator’s sole and absolute discretion).

6.6 Vesting of Restricted Shares. Subject to Section 6.5 above, the Stock Purchase Agreement shall specify the date or dates, the Performance Goal(s) that must be achieved, and any other conditions on which the Restricted Shares may vest.

ARTICLE 7

PERFORMANCE SHARES

7.1 Issuance of Performance Shares. The Administrator may, in its sole and absolute discretion, grant Performance Shares to Employees and members of the Board based upon such factors as the Administrator shall deem relevant in light of the specific type and terms of the Award.

7.2 Performance Share Agreements.

(a) Performance Shares shall be issued pursuant to Performance Share Issuance Agreements (“Performance Share Agreements”). Any Performance Share Agreement may be different from any other Performance Share Agreement. Notwithstanding the foregoing, each Performance Share Agreement shall specify the maximum number of shares of Common Stock that may become issuable, the Purchase Price (but not less than the lawful minimum consideration) to be paid by the grantee for any such shares, the duration of the Performance Share award and the conditions upon which delivery of any shares to the Employee or member of the Board shall be based.

(b) The amount of shares that may be deliverable pursuant to such Performance Share award shall be based upon the degree of attainment over a specified period (a “Performance Cycle”) as may be established by the Administrator of such measure(s) of the performance of the Company (or any unit thereof), the Employee, or member of the Board as may be established by the Administrator. The Administrator may apply for full or partial credit, prior to completion of such Performance Cycle or the attainment of the Performance Goal(s) specified in the Performance Share Agreement, in the event of the Participant’s death or Disability, a Change in Control or in such other circumstances as the Administrator may determine consistent with Section 7.1.

7.3 Special Performance-Based Awards.

(a) Without limiting the foregoing, and in addition to Options granted to Section 162(m) Employees under other provisions of this Plan that are intended to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code (hereinafter, “Qualified Options”), other Awards granted to Section 162(m) Employees intended to constitute qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder, in the form of Performance Shares (“Qualified Performance-Based Awards”), the vesting or exercisability of which depends on the degree of achievement of the Performance Goal(s) specified in the applicable Performance Share Agreement, may be granted under this Plan by the Committee.

(b) In addition to the requirements specified in this Section 7.3, Qualified Performance-Based Awards must satisfy the requirements set forth below.

(i) The specific Performance Goal(s) for Qualified Performance-Based Awards granted under this Section 7.3 shall be, on an absolute or relative basis, one or more Performance Goal(s), as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Performance Share Agreement the specific performance target(s) that must be attained before the compensation under the Qualified Performance-Based Award becomes payable. The specific targets shall be determined within a time period permitted by Section 162(m) of the Code and the regulations thereunder so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one (1) or more than ten (10) years.

(ii) Committee Certification. Before any Qualified Performance-Based Award under this Section 7.3 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Qualified Performance-Based Award Agreement have been satisfied; provided, however, that a Qualified Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) in the event of a Change in Control.

(iii) Terms and Conditions of Qualified Performance-Based Awards. The Committee shall have the sole discretion to determine the restrictions or other limitations of such Award and reserves the right to reduce Awards, payouts or vesting or to pay no Awards.

ARTICLE 8

ADMINISTRATION OF THE PLAN

8.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to one or more Committees. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. Without limiting the foregoing, the Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, and Section 16 of the Exchange Act and SEC Rule 16b-3. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Notwithstanding the foregoing, the Administrator may delegate, to one or more officers of the Company, its powers under Section 8.2 of the Plan below, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law.

8.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Option, the number of Restricted Shares to be offered, the number of shares offered as Performance Shares, and the consideration to be received by the Company upon the exercise of or sale of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to any Award; (h) to extend the exercise date of any Award or acceptance date of any Award; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including advisors to the Company.

8.3 Limitation on Liability. No Employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any Employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 9

CHANGE IN CONTROL

9.1 Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 10

AMENDMENT AND TERMINATION OF THE PLAN

10.1 Amendments. Subject to applicable law, including NASD stockholder approval requirements, the Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

10.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 11

TAX WITHHOLDING

11.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company in cash, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised, any Restricted Shares or Performance Shares issued, or any other Award issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, in an amount determined on the basis of the lowest rate of withholding applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Award or as a result of the purchase of or lapse of restrictions on an Award, or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of withholding based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

11.2 Shares Withheld to Satisfy Withholding; Restricted Shares or Performance Shares. Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Restricted Shares or Performance Shares above shall not count against the applicable limits set forth in Article 4 hereof and shall again become available for grant or issuance under the Plan.

11.3 Shares Withheld to Satisfy Withholding; Awards other than Restricted Shares or Performance Shares. Any shares of Common Stock received by the Company pursuant to Section 11.1 above with respect to Awards other than Restricted Shares or Performance Shares shall be held by the Company as treasury shares and shall count against the applicable limits set forth in Article 4 hereof and shall not again become available for grant or issuance under the Plan.

ARTICLE 12

MISCELLANEOUS

12.1 Repricings Not Permitted. Notwithstanding anything herein to the contrary, the Administrator shall not have the authority to cause an adjustment to the Exercise Price of any outstanding Options (a “Repricing”), unless such Repricing is approved by a majority of the Company’s stockholders entitled to vote on such matter.

12.2 Benefits Not Alienable. For so long as it is subject to any restrictions pursuant to this Plan or an Award Agreement, no Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Plan shall prevent transfers by will or the applicable laws of descent and distribution or assignments pursuant to a DRO entered by a court of competent jurisdiction.

12.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

12.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

12.5 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

Appendix B

ISTA PHARMACEUTICALS, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

This 2009 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is hereby established by ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”) as of October 8, 2009.

ARTICLE I

PURPOSE OF THE PLAN

1.1 Purpose. The Company has determined that it is in its best interests to provide an incentive to attract and retain employees and to increase employee morale by providing a program through which employees may acquire a proprietary interest in the Company through the purchase of shares of the common stock of the Company (“Company Stock”). The Plan is hereby established by the Company to permit employees to subscribe for and purchase directly from the Company shares of the Company Stock at a discount from the market price, and to pay the purchase price in installments by payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). The provisions of the Plan are to be construed in a manner consistent with the requirements of Section 423 of the Code. The Plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974, and therefore is not required to comply with that Act.

ARTICLE II

DEFINITIONS

2.1 Compensation. “Compensation” means the (i) regular base salary paid to a Participant by the Company during such individual’s period of participation in one or more Offering Periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any of its affiliates. The following items of compensation shall be included in Compensation: all (i) overtime payments, commissions that function as base salary equivalents, vacation and sick leave compensation and bonuses. The following items of compensation shall not be included in Compensation: (i) commissions that do not function as base salary equivalents, (ii) profit-sharing distributions (iii) incentive compensation and incentive payments and (iv) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Company or any of its affiliates under any employee benefit or welfare plan now or hereafter established.

2.2 Employee. “Employee” means each person currently employed by the Company or any of its operating subsidiaries, any portion of whose income is subject to withholding of income tax or for whom Social Security retirement contributions are made by the Company or any of its operating subsidiaries.

2.3 5% Owner. “5% Owner” means an Employee who, immediately after the grant of any rights under the Plan, would own Company Stock or hold outstanding options to purchase Company Stock possessing 5% or more of the total combined voting power of all classes of stock of the Company. For purposes of this Section, the ownership attribution rules of Code Section 424(d) shall apply.

2.4 Offering Date. “Offering Date” means the first day of each Offering Period (January 1 and July 1) under the Plan. For the first Offering Period, the Offering Date shall be January 1, 2010.

2.5 Participant. “Participant” means an Employee who has satisfied the eligibility requirements of Section 3.1 and has become a participant in the Plan in accordance with Section 3.2.

2.6 Plan Year. “Plan Year” means the twelve consecutive month period ending on December 31.

2.7 Offering Period. “Offering Period” means the consecutive six-month periods from January 1 through June 30 and July 1 through December 31 of each calendar year.

2.8 Purchase Date. “Purchase Date” means, subject to Section 10.5 and 11.1, the last day of each Offering Period (June 30 and December 31).

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. Each Employee of the Company or any of its operating subsidiaries designated from time to time by the Administrator, who may become a Participant in the Plan on the Offering Date coincident with or next following his satisfaction of such requirements of employment with the Company or any of its operating subsidiaries. The Administrator may exclude from participation those persons allowed to be excluded pursuant to Section 423 of the Code, provided that such exclusions shall apply to all employees who meet the exclusion criteria. The Administrator may provide that Employees who are “highly compensated employees” within the meaning of Section 423(b)(4)(D) of the Code are not eligible to participate in the Plan.

3.2 Participation. An Employee who has satisfied the eligibility requirements of Section 3.1 may become a Participant in the Plan upon his or her completion and delivery to the Finance Department of the Company of a subscription agreement provided by the Company (the “Subscription Agreement”) authorizing payroll deductions. Payroll deductions for a Participant shall commence on the Offering Date coincident with or next following the filing of the Participant’s Subscription Agreement and shall remain in effect until revoked by the Participant by the filing of a notice of withdrawal from the Plan under Article VIII or by the filing of a new Subscription Agreement providing for a change in the Participant’s payroll deduction rate under Section 5.2.

3.3 Special Rules. Under no circumstances shall:

(a) A 5% Owner be granted a right to purchase Company Stock under the Plan; or

(b) A Participant be entitled to purchase Company Stock under the Plan which, when aggregated with all other employee stock purchase plans of the Company, exceeds an amount equal to the Aggregate Maximum. “Aggregate Maximum” means an amount equal to twenty-five thousand dollars ($25,000) worth of Company Stock (determined using the fair market value of such Company Stock at each applicable Offering Date) during each Plan Year.

(c) The number of shares of Company Stock purchasable by a Participant on any Purchase Date exceeds 1,000 shares, subject to necessary adjustments under Section 10.4.

ARTICLE IV

OFFERING PERIODS

The initial grant of the right to purchase Company Stock under the Plan shall commence on January 1, 2010 and terminate on the next Purchase Date. Thereafter, the Plan shall provide for Offering Periods commencing on each Offering Date and terminating on the next following Purchase Date.

ARTICLE V

PAYROLL DEDUCTIONS

5.1 Participant Election. Within the Subscription Agreement, each Participant shall designate the amount of payroll deductions to be made from his or her paycheck to purchase Company Stock under the Plan. The amount of payroll deductions shall be designated as a whole percentage of Participant’s Compensation, not to exceed fifteen percent (15%) of Compensation for any Plan Year. The amount so designated within the Subscription Agreement shall be effective as of the next Offering Date and shall continue until terminated or altered in accordance with Section 5.2 below.

5.2 Changes in Election. A Participant may terminate participation in the Plan at any time prior to the close of an Offering Period as provided in Article VIII. A Participant may decrease or increase the rate of payroll deductions at any time during any Offering Period by completing and delivering to the Finance Department of the Company a new Subscription Agreement setting forth the desired change. A Participant may also terminate payroll deductions and have accumulated deductions for the Offering Period applied to the purchase of Company Stock as of the next Purchase Date by completing and delivering to the Finance Department a new Subscription Agreement setting forth the desired change. Any change under this Section shall become effective on the next payroll period (to the extent practical under the Company’s payroll practices) following the delivery of the new Subscription Agreement.

5.3 Participant Accounts. The Company shall establish and maintain a separate journal account (“Account”) for each Participant. The amount of each Participant’s payroll deductions shall be credited to his or her Account. No interest will be paid or allowed on amounts credited to a Participant’s Account. All payroll deductions received by the Company under the Plan are general corporate assets of the Company and may be used by the Company for any corporate purpose. The Company is not obligated to segregate such payroll deductions.

ARTICLE VI

GRANT OF PURCHASE RIGHTS

6.1 Right to Purchase Shares. On each Offering Date, each Participant shall be granted a right to purchase at the price determined under Section 6.2 that number of whole shares of Company Stock that can be purchased or issued by the Company based upon that price with the amounts held in his or her Account, subject to the limits set forth in Section 3.3. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, such amounts shall remain in the Participant’s Account and shall be eligible to purchase Company Stock in any subsequent Offering Period.

6.2 Purchase Price. The purchase price for any Offering Period shall be the lesser of:

(a) 85% of the Fair Market Value of Company Stock on the Offering Date; or

(b) 85% of the Fair Market Value of Company Stock on the Purchase Date.

6.3 Fair Market Value. “Fair Market Value” means the value of one share of Company Stock, determined as follows:

(a) If the Company Stock is then listed or admitted to trading on a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the principal stock exchange on which the Company Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Company Stock on such exchange on the immediately preceding day on which a sale occurred.

(b) If the Company Stock is not then listed or admitted to trading on a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Company Stock in the over the counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator (defined in Section 9.1(a) below) in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

ARTICLE VII

PURCHASE OF STOCK

7.1 Purchase of Company Stock. Absent an election by the Participant to terminate and have his or her Account returned, on each Purchase Date, the Plan shall purchase on behalf of each Participant the maximum number of whole shares of Company Stock at the purchase price determined under Section 6.2 above as can be purchased with the amounts held in each Participant’s Account. The Plan shall not be required to purchase any fractional shares of Company Stock. In the event that there are amounts held in a Participant’s Account that are not used to purchase Company Stock, all such amounts shall be held in the Participant’s Account and carried forward to the next Offering Period, or may be returned to the Participant at his or her election.

7.2 Delivery of Company Stock.

(a) Company Stock acquired under the Plan may either be issued directly to Participants or may be issued to a contract administrator (the “Agent”) engaged by the Administrator under Article IX to carry out responsibilities under the Plan. If the Company Stock is issued in the name of the Agent, all Company Stock so issued (“Plan Held Stock”) shall be held in the name of the Agent for the benefit of the Plan. The Agent shall maintain accounts for the benefit of the Participants which shall reflect each Participant’s interest in the Plan Held Stock. Such accounts shall reflect the number of shares of Company Stock that are being held by the Agent for the benefit of each Participant.

(b) Any Participant may elect to have the Company Stock purchased under the Plan from his or her Account be issued directly to the Participant. Any election under this paragraph shall be on the forms provided by the Company and shall be issued in accordance with paragraph (c) below.

(c) In the event that Company Stock under the Plan is issued directly to a Participant, the Company will deliver to each Participant a number of shares of Company Stock purchased promptly after the Purchase Date. Shares shall be delivered either in certificated form, or otherwise, as elected by the Company in the exercise of its reasonable discretion and subject to applicable law. The time of issuance and delivery of shares may be postponed for such period as may be necessary to comply with the registration requirements under the Securities Act of 1933, as amended, the listing requirements of any securities exchange on which the Company Stock may then be listed, or the requirements under other laws or regulations applicable to the issuance or sale of such shares.

ARTICLE VIII

WITHDRAWAL

8.1 In Service Withdrawals. At any time prior to the Purchase Date of an Offering Period, any Participant may withdraw the amounts held in his Account by executing and delivering to the Finance Department for the Company written notice of withdrawal on the form provided by the Company. In such a case, the entire balance of the Participant’s Account shall be paid to the Participant, without interest, as soon as is practicable. Upon such notification, that Participant shall cease to participate in the Plan for the remainder of the Offering Period in which the notice is given. Any Employee who has withdrawn under this Section shall be excluded from participation in the Plan for the remainder of the Offering Period, but may then be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new Subscription Agreement to the Company.

8.2 Termination of Employment.

(a) In the event that a Participant’s employment with the Company terminates for any reason, the Participant shall cease to participate in the Plan on the date of termination. As soon as is practical following the date of termination, the entire balance of the Participant’s Account shall be paid to the Participant or his beneficiary, without interest.

(b) A Participant may file a written designation of a beneficiary who is to receive any shares of Company Stock purchased under the Plan or any cash from the Participant’s Account in the event of his or her death subsequent to a Purchase Date, but prior to delivery of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s Account under the Plan in the event of his death prior to a Purchase Date under paragraph (a) above.

(c) Any beneficiary designation under paragraph (b) above may be changed by the Participant at any time by written notice. In the event of the death of a Participant, the Company may rely upon the most recent beneficiary designation it has on file as being the appropriate beneficiary. In the event of the death of a Participant, and no valid beneficiary designation exists or the beneficiary has predeceased the Participant, the Company shall deliver any cash or shares of Company Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, the Company, in its sole discretion, may deliver such shares of Company Stock or cash to the spouse or any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

ARTICLE IX

PLAN ADMINISTRATION

9.1 Plan Administration.

(a) Authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors of the Company, or a committee thereof (herein referred to as the “Administrator”). The Administrator shall have all powers necessary to supervise the administration of the Plan and control its operations.

(b) In addition to any powers and authority conferred on the Administrator elsewhere in the Plan or by law, the Administrator shall have the following powers and authority:

(i) To determine when and how rights to purchase common stock are granted and the terms and conditions of each offering;

(ii) To designate from time to time which of the Company’s designated subsidiaries are eligible to participate in the Plan;

(iii) To construe and interpret the Plan and the rights offered under the Plan;

(iv) To establish, amend and revoke rules and regulations for the administration of the Plan;

(v) To amend, suspend or terminate the Plan; provided, however that the Administrator may not amend the Plan to either increase the number of shares that may be purchased under the Plan or to change the designation or class of Employees eligible to participate in the Plan without obtaining stockholder approval within 12 months before or after such action if such approval is required by applicable laws, codes or regulations; and

(vi) To exercise such other powers and perform such other acts deemed necessary to carry out the intent of the Plan.

(c) Any action taken in good faith by the Administrator in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon a Participant and his or her beneficiaries. All discretionary powers conferred upon the Administrator shall be absolute.

9.2 Limitation on Liability. No Employee of the Company or member of the Administrator shall be subject to any liability with respect to his duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Administrator, and any other Employee of the Company with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of the person’s conduct in the performance of his duties under the Plan.

ARTICLE X

COMPANY STOCK

10.1 Limitations on Purchase of Shares. Subject to Section 10.4, the maximum number of shares of Company Stock that shall be reserved for issuance under the Plan shall be Three Million (3,000,000) shares plus an annual increase to be added on January 1 or each calendar year beginning January 1, 2011 equal to the lesser of (i) 1% of the number of outstanding shares of the Company Stock or (ii) an amount determined by the Administrator; provided, however, that in no event shall the maximum number of shares of Company Stock reserved for issuance under the Plan exceed the lesser of (a) 10% of the Company Stock then outstanding or (b) Five Million (5,000,000) Shares. The shares of Company Stock to be sold to Participants under the Plan will be either purchased in broker’s transactions in accordance with the requirements of federal securities laws or issued by the Company. If the total number of shares of Company Stock that would otherwise be issuable or purchasable pursuant to rights granted pursuant to Section 6.1 of the Plan at the Purchase Date exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares to each participant affected thereby and any unused payroll deductions shall be returned to such participant if necessary.

10.2 Voting Company Stock. The Participant will have no interest or voting right in shares to be purchased under Section 6.1 of the Plan until such shares have been purchased.

10.3 Registration of Company Stock. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant unless designated otherwise by the Participant.

10.4 Changes in Capitalization of the Company. Subject to any required action by the stockholders of the Company, the number of shares of Company Stock covered by each right under the Plan which has not yet been exercised and the number of shares of Company Stock which have been authorized for issuance under the Plan but have not yet been placed under rights or which have been returned to the Plan upon the cancellation of a right, as well as the Purchase Price per share of Company Stock covered by each right under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Company Stock resulting from a stock split, stock dividend, spin off, reorganization, recapitalization, merger, consolidation, exchange of shares or the like. Such adjustment shall be made by the Board of Directors of the Company, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Company Stock subject to any right granted hereunder.

10.5 Merger, Liquidation or Dissolution of Company. In the event of: (1) the Company’s dissolution or liquidation, (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group of the beneficial ownership of the Company’s securities representing at least 50% of the combined voting power entitled to vote in the election of directors, then, the Administrator may, in its sole discretion, either (i) terminate the plan and return all accumulated payroll deductions to the Participants; (ii) terminate the plan and purchase shares for each Participant’s Account as if the effective date of the termination were a Purchase Date, (iii) cause the surviving or acquiring corporation to assume outstanding rights or substitute similar rights for those under the Plan, (iv) cause such rights to continue in full force and effect, (v) use Participants’ accumulated payroll deductions to purchase common stock immediately prior to the transaction described above and terminate Participants’ rights under the ongoing offering period, or (vi) use any combination of the foregoing as long as all Participants are treated similarly.

ARTICLE XI

MISCELLANEOUS MATTERS

11.1 Amendment and Termination. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years, unless sooner terminated as provided herein. Since future conditions affecting the Company cannot be anticipated or foreseen, the Company reserves the right to amend, modify, or terminate the Plan at any time. Upon termination of the Plan, the Administrator may, in its sole discretion either (i) return all accumulated payroll deductions to the Participants, or (ii) purchase shares for each Participant’s Account as if the effective date of the termination were a Purchase Date. Notwithstanding the foregoing, no such amendment or termination shall affect rights previously granted, nor may an amendment make any change in any right previously granted which adversely affects the rights of any Participant. In addition, no amendment may be made without obtaining stockholder approval within 12 months before or after such action if such amendment would:

(a) Increase the number of shares of Company Stock that may be issued under the Plan; or

(b) Change the designation or class of employees eligible to participate in the Plan.

11.2 Stockholder Approval. Continuance of the Plan and the effectiveness of any right granted hereunder shall be subject to approval by the stockholders of the Company, within twelve months before or after the date the Plan is adopted by the Board of Directors of the Company.

11.3 Benefits Not Alienable. Rights and benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article VIII.

11.4 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan shall be deemed to give the right to any Employee to be retained in the employ of the Company or to interfere with the right of the Company to discharge any Employee at any time.

11.5 Governing Law. To the extent not preempted by Federal law, all legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of California without regard for conflicts of laws principles.

11.6 Non business Days. When any act under the Plan is required to be performed on a day that falls on a Saturday, Sunday or legal holiday, that act shall be performed on the next succeeding day which is not a Saturday, Sunday or legal holiday. Notwithstanding the above, Fair Market Value shall be determined in accordance with Section 6.3.

11.7 Compliance With Securities Laws. Notwithstanding any provision of the Plan, the Administrator shall administer the Plan in such a way to insure that the Plan at all times complies with any requirements of Federal Securities Laws. For example, affiliates may be required to make irrevocable elections in accordance with the rules set forth under Section 16b 3 of the Securities Exchange Act of 1934.

ISTA PHARMACEUTICALS, INC.

	000004	000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6		000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 7, 2009.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com/ISTA
• Follow the steps outlined on the secured website.
Vote by telephone

•  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:	For	Withhold		For	Withhold	+

01 - Dean J. Mitchell	☐	☐	02 - Wayne I. Roe	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Ratification of BDO Seidman LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2009.	☐	☐	☐	3.	Approve the Amendments to the 2004 Performance Incentive Plan.	☐	☐	☐

4.	Approve the 2009 Employee Stock Purchase Plan.	☐	☐	☐	5.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — ISTA PHARMACEUTICALS, INC.

Proxy Solicited by the Board of Directors

Annual Meeting of the Stockholders, December 7, 2009

The undersigned hereby nominates, constitutes and appoints Vicente Anido, Jr., Ph.D. and Lauren P. Silvernail, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ISTA PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the 2009 Annual Meeting of Stockholders to be held at the corporate offices, located at 15295 Alton Parkway, Irvine, CA 92618 on December 7, 2009 at 11:30 a.m., local time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as stated on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THIS PROXY AND “FOR” PROPOSALS NO. 2, 3 AND 4.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

IMPORTANT – PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.